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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-05127

Advance Capital I, Inc.
(Exact name of registrant as specified in charter)

One Towne Square, Suite 444
Southfield, Michigan                         48076
(Address of principal executive offices)    (Zip code)

Robert J. Cappelli, President
Advance Capital I, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076
(Name and Address of agent for service)

Registrant's telephone number, including area code:
(248) 350-8543

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.
A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington,
DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

ITEM 1. ANNUAL REPORT TO SHAREHOLDERS


ADVANCE CAPITAL I, INC.

ANNUAL REPORT

AN INVESTMENT COMPANY WITH FOUR FUNDS

December 31, 2004

FUND REPORT

CONTENTS                                        Page
--------------------                            ------

Letter to Our Shareholders . . . . . . . . . .     1

Investment Performance     . . . . . . . . . .     3

Financial Highlights . . . . . . . . . . . . .    11

Portfolio of Investments
   Equity Growth Fund  . . . . . . . . . . . .    15
   Balanced Fund   . . . . . . . . . . . . . .    20
   Retirement Income Fund  . . . . . . . . . .    32
   Cornerstone Stock Fund  . . . . . . . . . .    40

Statement of Assets and Liabilities  . . . . .    42

Statement of Operations  . . . . . . . . . . .    43

Statement of Changes in Net Assets . . . . . .    44

Notes to Financial Statements  . . . . . . . .    46

Report of Independent Registered Public
Accounting Firm  . . . . . . . . . . . . . . .    51

Additional Information . . . . . . . . . . . .    52

Advance Capital's Pledge:
--------------------------

     We understand that investing in any mutual fund is a leap of faith. We recognize that trust, integrity and honesty are just a few of the attributes you should expect from any financial organization. Our committment to you is to hold to these standards by putting your interests first at all times. We will work each and every day to provide you with quality service as well as our best long-term investment advice. We pledge to maintain the highest standards of TRUST, INTEGRITY & HONESTY in all of our dealings with you.

Sincerely,
Advance Capital I, Inc. Board of Directors
Advance Capital I, Inc. Management and Staff

 DEAR SHAREHOLDERS,

2004 Fund Returns

Equity Growth        14.45%

Balanced              9.05%

Retirement Income     6.78%

Cornerstone Stock     5.19%


     The past year provided another reminder that the capital markets can be volatile and unpredictable over short periods of time.
As investors, we must resist the urge to react to these market transgressions and instead, remain focused on long-term portfolio allocation. The extreme volatility in 2004 appeared in a relatively unexpected place, the U.S. Treasury market. When the year began, most fixed income investors thought interest rates would rise over the course of the year. In theory, with rising commodity prices and better growth, investors anticipated interest rates would rise from their multi-decade lows. This belief kept investors edgy through the first quarter and interest rates floated higher. When data on new jobs was released, investors were stunned. From April to June, the economy created a blistering one million new jobs. While most were in the service sector, the magnitude of the increase caught investors off guard. Because rising employment leads to an increase in consumer spending and eventually pushes up inflation, investors drove interest rates dramatically higher. Over the three month period, the yield on the 30-year U.S. Treasury bond rose about 1.0 percent, resulting in a whopping 12 percent price decline. As the year progressed, benign inflation data led investors to reverse this trend and drive yields lower. Amidst the volatility in bonds, stocks trended sideways as investors worried about the falling dollar and a growing federal deficit. Through the first three quarters of the year, the major stock indices posted slight gains. After the November presidential election and once the price of oil retreated off its high, investors regained their confidence in stocks and the market rebounded sharply during the final quarter.

     The erratic behavior of the capital markets in 2004 was a direct reflection on the strength of the economy and the pressures surrounding it. On the positive side, the economy has benefited from a general economic rebound with historically low interest rates, mild inflation and solid corporate profits. In fact, 2004 witnessed the fastest growth in corporate profits in about 20 years. With healthier profits, companies invested in new equipment, expanded production and hired more workers. For the year, almost 2 million new jobs were created. As the economy expanded and new job growth accelerated, concerns of inflation surfaced. These fears were quickly subdued as the Consumer Price
Index (CPI) and Producer Price Index (PPI) continued to show mild inflation through most of the year. On the down side, as the economy strengthened, gains in worker productivity began to moderate which indicates employment costs might rise. Also, a surge in the price of oil, lumber, natural gas and aluminum significantly strained those companies utilizing these products in their manufacturing process.
In such a competitive environment it was very difficult to pass on price increases to the consumer, which put pressure on corporate margins. Finally, the Federal Reserve began to raise short-term interest rates to protect against inflation and bring interest rates in-line with their historical average.

     These diverging economic trends played out in the capital markets. When it appeared growth was decelerating and pressures were mounting, fixed income securities bounced higher while stocks trended lower. At the end of the year, falling commodity prices and better growth fueled a stock rally while fixed income returns were average. For the year the S&P 500 Index returned 10.87 percent while the NASDAQ Composite Index returned 9.15 percent. In the fixed income sector, high yield bonds and long maturing bonds performed the best. The Lipper High Yield Bond Index returned 10.34 percent while the 30-year U.S. Treasury bond returned about 8.70 percent (including interest) for the year. The Lipper A-Rated Bond Index returned 4.51 percent.

     Most of the Advance Capital I, Inc. Funds produced returns generally in-line with their respective benchmarks for the year.
The Equity Growth Fund increased 14.45 percent while the Lipper Mid
Cap Growth Index returned 14.03 percent. The Balanced Fund, with its 60-40 mix of stocks and bonds, increased 9.05 percent compared to the 8.99 percent return of the Lipper Balanced Fund Index. The Retirement Income Fund increased 6.78 percent compared to the Lipper BBB-Rated Fund Index return of 5.30 percent. Finally, the Cornerstone Stock Fund increased 5.19 percent compared to the Lipper Large Cap Growth Index which increased 7.45 percent.

     Looking ahead to 2005, the economy and capital markets are faced with many obstacles. While corporate profits are strong, the potential for higher interest rates and lower worker productivity could cut future profits. Consumer spending remains remarkably strong to the detriment of personal savings and elevated debt levels. Personal income is not rising fast enough to keep pace with spending. The rise in world oil prices is also a concern. The U.S. is much less reliant on oil today as compared to the last oil crisis in the mid 1970's. Still elevated oil prices could remain indefinitely from heightened conflicts in the Middle East and tremendous demand from China. Lastly, economic growth has rebounded nicely over the last few years after the recession of 2001. With the Federal Reserve raising short-term interest rates and corporations hesitant to expand further, growth could suffer. The sum of these issues point to moderate growth, slightly higher interest rates and solid corporate profits. However, general concern and uncertainty will permeate the capital markets and the business climate. In this environment, stocks and bonds will react accordingly. For the year, stocks will have a difficult time posting double digit returns and fixed income securities will likely deliver returns equal to their yields. As always, we remind investors to remain focused on the long-term and maintain a well-balanced portfolio.

     At December 31, 2004, the four Advance Capital I, Inc. Funds held about $970 million in total net assets. This is about 11 percent more than the same time last year. Intelligent investment decisions, broad diversification and control of costs remain the building blocks of our philosophy. We fully expect this approach will continue to serve our investors well over time. We thank you for your continued confidence and look forward to providing you with service and results designed to meet or exceed your long-term investment objectives.
If you have questions or if we may be of service, please call us.
Our toll-free number is (800) 345-4783.



Sincerely,



/s/ Christopher M. Kostiz                  /s/ Robert J. Cappelli
Christopher M. Kostiz                      Robert J. Cappelli
President                                  President
Advance Capital Management, Inc.           Advance Capital I, Inc.

EQUITY GROWTH FUND
Seeks to provide investors with long-term growth of capital by investing primarily in stocks of small and medium-sized companies.


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND CHARACTERISTICS

No. of Stocks     313
Style      Mid Growth
Avg. Mkt Cap    $5.2B

INDUSTRY WEIGHTS

Information Technology   27.2%

Consumer Discretionary   20.9%

Health Care              18.7%

Financials               13.8%

Industrials              11.8%

Energy                    3.0%

Consumer Staples          1.9%

Materials                 1.7%

Telecomm Services         1.0%


     The Equity Growth Fund increased 14.45 percent in 2004 while the S&P 400 Mid Cap Index increased 16.48 percent and the Lipper Mid Cap Growth Index increased 14.03 percent. The accompanying graph shows the cumulative performance of the Equity Growth Fund, the Lipper Mid Cap Growth Index, the S&P 400 Mid Cap Index and the Consumer Price Index
(CPI) for the past ten years.

     In spite of growing international conflicts, volatile domestic employment growth and higher commodity prices, economic growth trended higher in 2004. For the year, Gross Domestic Product (GDP) grew a healthy
4.4 percent, led by strong consumer spending and a substantial rebound in corporate investments. The revival of corporate spending was fueled by a 30 percent increase in corporate profits during the year, the largest since 1984. Strong demand along with new federal tax incentives induced corporate executives to invest in new plants and equipment. As economic activity improved during the year, the Federal Reserve stepped in to ensure growth remained in-check. The Fed increased short-term interest rates four times over the last half of the year. Although the traditional inflation indicators remained relatively stable, the Fed appeared satisfied that negative economic pressures that pushed the economy into recession in 2001 had abated and monetary policy should be normalized.

     As the economy improved from the stock market slide and recession of a few years ago, several uncertainties still lingered. First, the price per barrel of oil rose almost 50 percent from June to October. The main problem with a high price for oil is that it reduces economic growth and potentially leads to higher inflation. Although oil's influence on our economy is about half of what it was in the early 1980's, an elevated price for oil squeezes corporate profits in those sectors which utilize it in production, transportation or during the manufacturing process. The potential for higher interest rates was another obstacle for growth. Already, the Fed has increased short-term interest rates 1.25 percent since June with additional increases expected over the next year. A substantial rise in interest rates as a result of higher inflation would increase costs for both consumers and businesses. This scenario leads to lower economic growth and lower profit margins for corporations.

     With this backdrop, equity values steadily improved from their depressed levels of a few years ago. In general, small to medium sized stocks outperformed large ones. The major market indices posted solid results which were generally in line with their historical averages. For the year, the oil and chemical sectors posted the highest returns while technology generally posted the weakest results. The Equity Growth Fund is slightly over weighted in Information Technology, Consumer Discretionary and Health Care relative to the Lipper Mid Cap Funds Index. In addition, the fund is slightly under weighted in Industrials and Energy relative to the Index. This allocation helped the Fund post results slightly better than the Index. The

Fund remains well diversified during the year with exposure to more than 12 different industries and about 300 stocks in the portfolio.

OUTLOOK

     Looking ahead to 2005, the economy appears poised for solid growth even if interest rates increase and commodity prices stay high. While the Federal Reserve will likely continue their campaign of normalizing short-term interest rates, the rise in market based interest rates should remain moderate. More importantly, healthy consumer and business spending should translate into solid payroll gains in 2005. While stocks have already appreciated in anticipation of this scenario, additional upside is possible.

PERFORMANCE SUMMARY
$10,000 investment made 12/31/1994. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - EQUITY GROWTH, S&P 400 MID CAP INDEX, LIPPER MID CAP GROWTH INDEX AND CPI LINE CHART FOR 1995-2004]



         Average Annual Returns for Periods Ended December 31, 2004

                                Past 1  Past 5  Past 10  Value of
                                Year    Years   Years    $10,000
                                ------  ------  -------  ----------
Equity Growth Fund              14.45%  1.98%   13.88%   $36,697
S&P 400 Mid Cap Index           16.48%  9.55%   16.10%   $44,485
Lipper Mid Cap Growth Index     14.03% -6.07%    9.68%   $25,193
Consumer Price Index (CPI)       3.35%  2.51%    2.44%   $12,707

BALANCED FUND
Seeks to provide capital appreciation, current income and preservation of capital by investing in a diversified portfolio of common stocks and bonds.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND CHARACTERISTICS

Bonds                     38%

Large Value Stocks        42%

Mid Cap Growth Stocks     20%


     The Balanced Fund increased 9.05 percent in 2004 while the Lipper Balanced Index increased 8.99 percent. The accompanying graph illustrates the cumulative performance of the Balanced Fund, the Lipper Balanced Index and the Consumer Price Index (CPI) since
December 31, 1994.

     The positive trend of higher equity values and declining interest rates which prevailed in 2003, continued into 2004. When the year began, investors were concerned about the strength of the economy and rising inflation as a consequence of higher commodity prices and a large federal deficit. The instability in Iraq along with an uncertain presidential election kept pressure on financial markets.
By the fourth quarter, the ambiguity surrounding these issues became clearer to investors which led to a substantial rebound in stocks in the final months.

     Domestically, while economic growth has accelerated, it remains below the levels of past recoveries and not yet to a point where inflation is a major concern. For the year, Gross Domestic Product grew 4.4 percent, led by a rebound in corporate spending. The combination of low interest rates, rising productivity and a $35 billion federal tax credit for new investments led to the rebound in capital expenditures. The improved environment helped corporations post their fastest growth in profits since 1984. With higher profits and more cash on hand, companies spent to upgrade facilities, invested in new plants and equipment or paid out higher dividends to shareholders. Along the way, business began to hire new employees to meet rising demand. For the year, the economy added about 2 million new jobs, mostly in the service sector.

     While prospects brightened and the economy appeared headed in the right direction, several negatives inhibited further expansion.
First, oil prices spiked considerably during the final two quarters of the year. The rebound in economic activity along with higher demand from China and general supply disruptions in the Middle East contributed to the price increase. Although our domestic reliance on oil is lower today as compared to the oil embargo of the 1970's, an elevated price for oil still stings businesses and consumers. Along with higher oil prices, natural gas, lumber and steel prices also increased during the year. Another concern was the potential for higher interest rates. The Federal Reserve Board pushed up the Federal Fund's rate 1.25 percent from June to December and indicated more increases are likely to ward off inflation. Although market interest rates ended the year slightly lower, they were quite volatile during the year which suggests investors are nervous about their future direction.

     An improving economy along with strong corporate earnings helped produce solid returns for the year. The S&P 500 Index posted a 10.87 percent return while the NASDAQ Composite Index returned 9.15 percent. Internet Software, Wireless Services and the Oil industry were the top sectors with returns in excess of 50 percent. At the bottom were Semiconductors and Insurance Brokers. In the fixed income markets, high yield bonds outperformed while most other segments produced returns which were similar to their historical averages. For the year the Lipper A-Rated Bond Index returned 4.51 percent while the 30-year U.S. Treasury bond returned about 8.70 percent
(including interest). Mortage-backed and agency securities, which combined represent about 20 percent of the bonds in the Fund, returned between 5 and 6 percent. The Balanced Fund's allocation of 40 percent fixed income, 40 percent large value stocks and 20 percent mid cap growth stocks contributed to return in different ways. The Fund's duration on fixed income securities is slightly longer than the average which helped as interest rates declined during the year. Since large value stocks generally performed better than large growth stocks during the year, the Fund's return benefited from a 40 percent allocation to this sector. Finally, mid cap stocks significantly outperformed large stocks which further added to the Fund's overall return.

OUTLOOK

     Today, the economy is strong with moderate inflation and relatively low unemployment. While the potential of higher interest rates and elevated commodity prices could put a crimp in growth, strong consumer demand should insulate the likely impact. More importantly, businesses are flush with cash and poised to invest in computers, facilities and additional employees to sustain growth. In this environment, fixed income returns might suffer as interest rates likely trend higher while equities should perform in-line with their historical averages. This scenario assumes the absence of a major shock to the economy, such as a terrorist attack, a further spike in oil or higher inflation.

PERFORMANCE SUMMARY
$10,000 investment made 12/31/1994. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - BALANCED FUND, LIPPER BALANCED INDEX AND CPI
LINE CHART FOR 1995-2004]



      Average Annual Returns for Periods Ended December 31, 2004

                           Past 1   Past 5  Past 10   Value of
                           Year     Years   Years     $10,000
                           ------   ------  -------   ---------
Balanced Fund              9.05%    5.75%   11.40%    $29,421
Lipper Balanced Index      8.99%    2.95%    9.40%    $24,566
Consumer Price Index (CPI) 3.35%    2.51%    2.44%    $12,707

RETIREMENT INCOME FUND
Seek to provide investors with current income and preservation of capital by investing in corporate, high-yield, mortgage-backed and agency securities.


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND CHARACTERISTICS

High Yield               23%

Investment Grade         57%

Agency & Mortgages       20%

Average Quality         BBB



     The Retirement Income Fund returned 6.78 percent for the year compared to the Lipper BBB-Rated Fund Index which returned 5.30 percent. The Retirement Income Fund's return represents 5.78 percent from income distributed to shareholders and a 1.00 percent increase in share price.
The accompanying graph for the Retirement Income Fund shows returns for the past ten years.

     Fixed income securities posted another year of solid returns in 2004. While headline inflation edged higher, core inflation was moderate which kept interest rates near their historical lows and demand strong for fixed income securities. Although interest rates ended the year about where they began, there was tremendous volatility during the spring. The yield on the benchmark 30-year U.S. Treasury bond rose about 1.0 percent from March to June. The price of the bond fell about 12 percent during this period as a rising yield translates into a lower price. At the time, the economy added about one million jobs over the three months, which represented a tremendous hiring surge. Investors feared the trend would continue and result in substantially higher economic growth and rising inflation. Since a high growth, inflationary environment is bad for fixed income securities, investors aggressively sold bonds during this period and prices fell precipitously. As the year progressed, new economic data indicated that early perceptions about these trends were a bit aggressive. Through the summer and into the fall, new hiring moderated and inflation indicators appeared in-check. As this unfolded, fixed income securities rebounded in price and yields fell back to their beginning of year levels.

     In the riskier sector of the fixed income market, high yield bonds turned in another stellar performance. The combination of low absolute market yields, healthy corporate profits and very low corporate default rates led to solid returns. High yield bonds perform best when the economy is growing, interest rates are stable and corporate defaults are manageable. Last year, the economy expanded 4.4 percent and interest rates held close to their multi-decade lows. Also, after several years of record corporate defaults, the trailing 12 month default rate fell to about 2 percent in 2004 after peaking at close to 10 percent in 2002. This fertile environment was the impetus for the stellar gains in this sector of the fixed income market in 2004.
In the Retirement Income Fund, high yield bonds have historically comprised between 25 and 30 percent of total assets. With the sharp increase in prices over the past two years and subsequent reduction in expected future returns, we lowered the Fund's allocation to high yield securities toward the end of 2004. Currently the Fund holds about 23 percent in this sector.

     For the year, the 30-year U.S. Treasury bond returned about 8.70 percent (including interest). High quality corporate bonds as measured by the Lipper A-Rated Bond Fund Index returned 4.51 percent while government agency securities and mortgage-backed securities returned between 5 and 6 percent, respectively. High yield bonds turned in the best performance for the year. The Lipper High Yield Bond Index returned 10.34 percent while the Merrill Lynch High Yield Index returned 10.76 percent. The Retirement Income Fund's out performance relative to the Lipper BBB-Rated Fund Index was due to the allocation of high yield bonds and long maturing corporate bonds which performed the best. The Fund's duration, which is a measure of a fund's sensitivity to interest rate changes, is longer than the Index average. Toward the end of 2004, we reduced the Fund's duration by selling long corporate bonds and buying agency and mortgage-backed securities to reduce duration and position the fund for potentially higher interest rates in the future.

OUTLOOK

     After four solid years for fixed income securities, 2005 could witness reduced returns for the sector. The combination of large trade deficits, high commodity prices, federal deficits and generally higher inflation could negatively impact fixed income returns. Although we do not expect dramatically higher interest rates, moderately higher rates are definitely possible. Under this scenario, long duration assets would perform the worst with mortgage-backed, agencies and high yield securities performing adequately.

PERFORMANCE SUMMARY
$10,000 investment made 12/31/1994. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - RETIREMENT INCOME FUND, LIPPER BBB-RATED FUND
INDEX AND CPI LINE CHART FOR 1995-2004]



      Average Annual Returns for Periods Ended December 31, 2004

                               Past 1   Past 5  Past 10   Value of
                               Year     Years   Years     $10,000
                               ------   ------  --------  --------
Retirement Income Fund         6.78%    7.97%   8.19%     $21,951
Lipper BBB-Rated Fund Index    5.30%    7.50%   7.61%     $20,827
Consumer Price Index (CPI)     3.35%    2.51%   2.44%     $12,707

CORNERSTONE STOCK FUND
Seeks to provide long-term growth of capital by investing primarily in large company stocks.

FUND CHARACTERISTICS

No. of Stocks           101

Style          Large Growth

Avg. Mkt Cap           $62B

INDUSTRY WEIGHTS

Consumer Non Durable     26.1%

Technology               22.0%

Financials               15.0%

Consumer Cyclical        13.1%

Communications           12.0%

Industrials               8.0%

Energy                    3.8%


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The Cornerstone Stock Fund increased 5.19 percent for the year, compared to the S&P 500 Index which increased 10.87 percent and the Lipper Large Cap Growth Index which returned 7.45 percent. The accompanying graph shows the cumulative performance of the Cornerstone Stock Fund, the Lipper Large Cap Growth Fund and the Consumer Price Index (CPI) since December 1998, the Fund's inception.

     The equity markets provided another solid year to investors. As the year began, investors were concerned that higher interest rates, rising commodity prices and international conflicts would hurt corporate profits and equity returns. Through the first six months, stock returns were slightly positive amidst elevated uncertainty.
By the fourth quarter, new economic data indicated the economy was expanding at a solid clip with marginal inflation. In addition, the presidential election was concluded with little controversy and the price of oil stabilized after a 50 percent increase from June. More importantly, corporate profits increased about 20 percent for the year. The brighter outlook led to a fourth quarter surge in equity prices. During the final quarter general market indices returned between 8 and 10 percent. For the year Oil & Gas, Chemicals and Internet Software were the top performing sectors in the S&P 500 Index while Semiconductors, Insurance Brokers and Electronic Manufacturers were the worst performing groups.

     Since the bursting of the technology bubble in 2000, there has been a dramatic shift away from large company stocks and into small and mid sized stocks, particularly in the growth sector. Take the return disparity between the S&P 400 Mid Cap Index and the S&P 100 Index as a prime example. The S&P 400 Mid Cap Index consists of small and medium sized companies with an average market capitalization of about $2 billion. On the other hand, the S&P 100 Index consists of some of the largest domestic companies with an average market capitalization of around $50 billion. Over the last four years, the smaller S&P 400 Mid Cap Index has out performed the larger S&P 100 Index by about 6.0 percent per year. To put this in perspective, from 1981 through 2000 the annual return disparity between the two is only about 1.0 percent. In short, investors have flocked to smaller stocks while shunning large stocks over the last few years. This bodes well for large company stocks in the future as this return gap will likely narrow.

     The Cornerstone Stock Fund is comprised of approximately 100 stocks in nine industry sectors. The strategy is to hold a diverse mix of large company stocks with solid growth characteristics and reasonable valuations. It is important to realize that large cap stocks are companies with a market capitalization of $10 billion and higher. Considering some of the largest companies have a market capitalization of around $300 billion, the range and disparity in stock returns can be quite large in this sector of the equity market. The Cornerstone Stock Fund has typically held stocks on the larger end of this spectrum. Over the last few years, our strategy led us to add smaller, large cap stocks. The Fund's return lagged the index in 2004 as large stocks generally under performed small and mid cap stocks. In addition, technology and pharmaceutical sectors in the Fund are weighted heavier than the Index which further contributed to the Fund's under performance during the year.

Top contributors during the year: Exxon Mobil, Ebay, Starbucks,
Electronic Arts
Laggards during the year: Intel, Pfizer, Cisco Systems, Veritas Software

OUTLOOK
     Looking ahead to 2005, stock returns will depend on a few key variables. First, corporations need to grow revenues and increase productivity to offset wage pressure and high material costs. If corporate earnings remain strong, stocks should trend higher while weak earnings would put downward pressure on stocks. Second, the general health of the economy and inflation is important. Solid growth with continued mild inflation should bode well for stocks. If inflation heats up, interest rates will rise and stock prices will likely fall. Finally, new job growth is key. A strong pace of job growth is positive to the economy, corporate earnings and stocks. If job growth declines, stocks prices will fall. The Fund's focus remains on finding companies with solid long-term growth fundamentals, a unique product or service and a leadership position within their industry.

PERFORMANCE SUMMARY
$10,000 investment made 12/17/1998. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - CORNERSTONE STOCK FUND, LIPPER LARGE CAP GROWTH INDEX AND CPI LINE CHART FOR 1999-2004]



      Average Annual Returns for Periods Ended December 31, 2004

                                Past 1  Past 5  Life of   Value of
                                Year    Years   Fund      $10,000
                                ------  ------  ------    ---------
Cornerstone Stock               5.19%   -9.23%  -2.93%    $8,359
Lipper Large Cap Growth Index	  7.45%   -9.72%  -2.29%    $8,697
Consumer Price Index (CPI)      3.35%    2.51%   2.56%   $11,649

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS
-----------------------------------------------
For a Share Outstanding Throughout Each Period



                                               EQUITY GROWTH FUND
                                               -------------------------------------------------
                                               Years ended December 31
                                               -------------------------------------------------
                                                  2004      2003      2002       2001      2000
                                               --------    ------    ------    -------    ------
Selected Per-Share Data
 Net asset value, beginning of year . . . . .    $24.41    $17.87    $22.95     $27.13    $26.43
                                               --------    ------    ------    -------    ------
Loss from investment operations*
 Net investment loss  . . . . . . . . . . . .     (0.14)    (0.13)    (0.14)     (0.16)    (0.23)

 Net realized and unrealized gain (loss)
  on investments  . . . . . . . . . . . . . .      3.67      6.67     (4.94)     (4.02)     2.14
                                               --------    ------    -------    -------    ------
 Total from investment operations . . . . . .      3.53      6.54     (5.08)     (4.18)     1.91
                                               --------    ------    -------    -------    ------
Less distributions
 Net realized gain on investments . . . . . .     (3.28)     0.00      0.00       0.00     (1.21)

 Return of Capital  . . . . . . . . . . . . .     (0.05)     0.00      0.00       0.00      0.00
                                               ---------   ------    -------    ------     ------
 Total distributions  . . . . . . . . . . . .     (3.33)     0.00      0.00       0.00     (1.21)
                                               ---------   ------    -------    ------     ------
Net asset value, end of year  . . . . . . . .    $24.61    $24.41    $17.87     $22.95    $27.13
                                               =========   ======    =======    ======    =======

Total Return  . . . . . . . . . . . . . . . .     14.45%    36.60%  (22.14%)   (15.41%)     7.10%


Ratios and Supplemental Data
 Net assets, end of year (in thousands) . . .  $174,704  $145,482   $99,120   $126,970  $136,136
 Ratio of expenses to average net assets  . .      1.00%     1.01%     1.01%      1.00%     1.01%
 Ratio of net investment loss
  to average net assets   . . . . . . . . . .    (0.54%)   (0.63%)   (0.68%)    (0.69%)   (0.76%)
 Portfolio turnover rate  . . . . . . . . . .     43.60%    11.35%    12.03%      9.43%    18.57%



*Per share amounts presented are based on average shares outstanding


See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS - Continued
----------------------------------------------
For a Share Outstanding Throughout Each Period



                                               BALANCED FUND
                                               -------------------------------------------------
                                               Years ended December 31
                                               -------------------------------------------------
                                                  2004      2003      2002       2001      2000
                                               --------    ------    ------     ------   -------
Selected Per-Share Data
 Net asset value, beginning of year . . . . .    $18.45    $15.77    $17.38     $18.19    $17.02
                                               --------    ------    ------     ------   -------
Income from investment operations*
 Net investment income  . . . . . . . . . . .      0.44      0.42      0.45       0.52      0.52

 Net realized and unrealized gain (loss)
  on investments  . . . . . . . . . . . . . .      1.20      2.68     (1.61)     (0.81)     1.18
                                                -------    ------    -------    -------  -------
 Total from investment operations . . . . . .      1.64      3.10     (1.16)     (0.29)     1.70
                                                -------    ------    -------    -------  -------
Less distributions
 Net investment income  . . . . . . . . . . .     (0.44)    (0.42)    (0.45)     (0.52)    (0.52)

 Net realized gain on investments . . . . . .     (1.68)     0.00      0.00       0.00     (0.01)

 Return of Capital  . . . . . . . . . . . . .     (0.01)     0.00      0.00       0.00      0.00
                                                --------  -------    -------     ------  --------
 Total distributions  . . . . . . . . . . . .     (2.13)    (0.42)    (0.45)     (0.52)    (0.53)
                                                --------  -------    -------    -------  --------
Net asset value, end of year  . . . . . . . .    $17.96    $18.45    $15.77     $17.38    $18.19
                                                ========  =======    =======    =======  ========

Total Return  . . . . . . . . . . . . . . . .      9.05%    19.96%   (6.72%)    (1.58%)    10.13%


Ratios and Supplemental Data
 Net assets, end of year (in thousands) . . .   $345,349  $297,707  $223,769   $232,991  $207,677
 Ratio of expenses to average net assets  . .      0.94%     0.97%     0.98%      0.98%     1.00%
 Ratio of net investment income to average
  net assets  . . . . . . . . . . . . . . . .      2.35%     2.47%     2.77%      2.97%     2.97%
 Portfolio turnover rate  . . . . . . . . . .     39.49%    14.38%    14.57%     12.23%    10.26%



*Per share amounts presented are based on average shares outstanding


See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS - Continued
----------------------------------------------
For a Share Outstanding Throughout Each Period



                                               RETIREMENT INCOME FUND
                                               --------------------------------------------------
                                               Years ended December 31
                                               --------------------------------------------------
                                                  2004      2003      2002       2001      2000
                                                -------    ------    ------     -------   -------
Selected Per-Share Data
 Net asset value, beginning of year . . . . .    $10.06     $9.73     $9.56      $9.50     $9.61
                                                -------    ------    ------      ------   -------
Income from investment operations*
 Net investment income  . . . . . . . . . . .      0.56      0.59      0.64       0.68      0.71

 Net realized and unrealized gain (loss)
  on investments  . . . . . . . . . . . . . .      0.10      0.34      0.17       0.06     (0.11)
                                                -------    ------    ------      ------   -------
 Total from investment operations . . . . . .      0.66      0.93      0.81       0.74      0.60
                                                -------    ------    ------      ------   -------
Less distributions
 Net investment income  . . . . . . . . . . .     (0.56)    (0.60)    (0.64)     (0.68)    (0.71)
                                                -------    -------   -------     ------   -------
 Total distributions    . . . . . . . . . . .     (0.56)    (0.60)    (0.64)     (0.68)    (0.71)
                                                --------   -------   -------     ------   -------
Net asset value, end of year  . . . . . . . .    $10.16    $10.06     $9.73      $9.56     $9.50
                                                ========   =======   =======     ======   =======

Total Return  . . . . . . . . . . . . . . . .      6.78%     9.75%     8.80%      7.95%     6.59%


Ratios and Supplemental Data
 Net assets, end of year (in thousands) . . .  $401,610  $201,915  $199,851   $200,346  $203,897
 Ratio of expenses to average net assets  . .      0.76%     0.80%     0.80%      0.80%     0.79%
 Ratio of net investment income to average
  net assets    . . . . . . . . . . . . . . .      5.58%     5.99%     6.70%      7.06%     7.53%
 Portfolio turnover rate  . . . . . . . . . .     36.99%    38.02%    22.83%     30.76%    19.62%



*Per share amounts presented are based on average shares outstanding


See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
FINANCIAL HIGHLIGHTS - Continued
-----------------------------------------------
For a Share Outstanding Throughout Each Period



                                               CORNERSTONE STOCK FUND
                                               -------------------------------------------------
                                               Years Ended December 31
                                               -------------------------------------------------
                                                  2004      2003      2002       2001      2000
                                                 -------   -------   ------     ------   -------
Selected Per-Share Data
 Net asset value, beginning of year . . . . . .   $7.84     $6.18     $8.70     $10.72    $13.55
                                                 -------   -------   ------     ------   -------
Income from investment operations*
 Net investment income  . . . . . . . . . . . .    0.05      0.04      0.03       0.01      0.02

 Net realized and unrealized gain (loss)
  on investments  . . . . . . . . . . . . . . .    0.35      1.66     (2.52)     (2.02)    (2.83)
                                                 -------   -------   -------    -------  --------
 Total from investment operations . . . . . . .    0.40      1.70     (2.49)     (2.01)    (2.81)
                                                 -------   -------   -------    -------  --------
Less distributions
 Net investment income  . . . . . . . . . . . .   (0.05)    (0.04)    (0.03)     (0.01)    (0.02)
                                                 -------   -------   -------    -------  --------
 Total distributions  . . . . . . . . . . . . .   (0.05)    (0.04)    (0.03)     (0.01)    (0.02)
                                                 -------   -------   -------    -------  --------
Net asset value, end of year  . . . . . . . . .   $8.19     $7.84     $6.18      $8.70    $10.72
                                                 =======   =======   =======    =======  ========

Total Return  . . . . . . . . . . . . . . . . .    5.19%    27.44%  (28.63%)   (18.72%)  (20.77%)


Ratios and Supplemental Data
 Net assets, end of year (in thousands) . . . . $50,093   $53,067   $40,803    $62,266   $62,590
 Ratio of expenses to average net assets  . . .    0.73%     0.73%     0.72%      0.72%     0.71%
 Ratio of net investment income to average
  net assets  . . . . . . . . . . . . . . . . .    0.68%     0.52%     0.39%      0.16%     0.14%
 Portfolio turnover rate  . . . . . . . . . . .   30.66%    11.63%    19.78%      4.01%    13.21%



*Per share amounts presented are based on average shares outstanding


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
-------------------------------------------




Common Stock                          Shares    Value          Common Stock                          Shares    Value
---------------------------------     --------  ------------  ------------------------------         -------   ------------
ADVERTISING - 2.0%                                            BIOTECHNOLOGY - 3.6%
 Getty Images, Inc.*                    16,700  $  1,149,795   Celgene Corp.*                          22,400  $    594,048
 Harte-Hanks, Inc.                      18,950       492,321   Charles River Laboratories*              6,400       294,464
 Lamar Advertising Co.*                 10,200       436,356   Chiron Corp.*                            8,600       286,638
 Omnicom Group                           8,700       733,584   deCODE genetics, Inc.*                  29,500       230,395
 WPP Group Plc - ADR                    11,485       627,885   Diversa Corp.*                          35,000       305,900
                                                               Genzyme Corp.*                           8,500       493,595
AEROSPACE/DEFENSE - 0.6%                                       Human Genome Sciences, Inc.*            28,800       346,176
 Empresa Brasileira - ADR                8,500       284,240   Integra LifeSciences Hldgs.*            13,000       480,090
 Rockwell Collins, Inc.                 18,400       725,696   Invitrogen Corp.*                        9,600       644,448
                                                               Martek Biosciences Corp.*               11,600       593,920
AGRICULTURE - 0.2%                                             Medimmune, Inc.*                        15,000       406,650
 Delta & Pine Land Co.                  11,300       308,264   Millennium Pharmaceuticals*             14,800       179,672
                                                               Millipore Corp.*                         7,800       388,518
AIRLINES - 0.5%                                                Nektar Therapeutics*                    12,200       246,928
 Skywest, Inc.                          13,000       260,780   Protein Design Labs, Inc.*              11,400       235,524
 Southwest Airlines Co.                 34,000       553,520   Qiagen NV - ADR*                        24,200       264,990
                                                               Vertex Pharmaceuticals, Inc.*           28,270       298,814
APPAREL - 0.3%
 Coach, Inc.*                            9,800       552,720  BUILDING MATERIALS - 0.2%
                                                               Trex Co., Inc.*                          7,500       393,000
BANKS - 4.7%
 Boston Private Fin. Holdings           15,500       436,635  CHEMICALS - 1.4%
 City National Corp.                     4,500       317,925   Ecolab, Inc.                            15,000       526,950
 East-West Bancorp, Inc.                 9,000       377,640   Engelhard Corp.                          9,000       276,030
 First Horizon National Corp.            5,000       215,550   Praxair, Inc.                           10,000       442,200
 Investors Fin. Services Corp.          19,500       974,610   Sigma-Aldrich Corp.                      6,500       392,990
 Mellon Financial Corp.                 34,500     1,073,295   Symyx Technologies*                     11,000       330,550
 North Fork Bancorporation Inc.         12,750       367,710   Valspar Corp.                            8,400       420,084
 Northern Trust Corp.                   33,200     1,612,856
 Silicon Valley Bancshares*              8,300       372,006  COMMERCIAL SERVICES - 7.2%
 State Street Corp.                     32,100     1,576,752   Apollo Group, Inc.*                     18,029     1,455,121
 Synovus Financial Corp.                16,500       471,570   Aramark Corp.                           14,500       384,250
 UCBH Holdings, Inc.                     9,500       435,290   Career Education Corp.*                 10,800       432,000
                                                               ChoicePoint, Inc.*                      18,400       846,216
BEVERAGES - 0.2%                                               Corporate Executive Board Co.           11,000       736,340
 Cott Corp. - ADR*                      15,500       383,315   DeVry, Inc.*                            13,700       237,832
                                                               Education Management Corp.*             31,200     1,029,600
                                                               Equifax, Inc.                           17,700       497,370
                                                               H & R Block, Inc.                        7,200       352,800
                                                               Iron Mountain, Inc.*                    27,000       823,230



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------





Common Stock                          Shares    Value          Common Stock                          Shares    Value
-----------------------------------   --------  ------------  -------------------------------        --------  ------------
COMMERCIAL SERVICES - 7.2% (Continued)                        DIVERSIFIED FINANCIAL SERVICES - 4.4% (Continued)
 ITT Educational Services, Inc*         14,000  $    665,700   Franklin Resources, Inc.                24,700  $  1,720,355
 LECG Corp.*                            16,300       303,995   Janus Capital Group, Inc.               22,500       378,225
 Manpower, Inc.                         16,000       772,800   LaBranche & Co., Inc.*                  22,000       197,120
 MoneyGram International, Inc.          17,000       359,380   Legg Mason, Inc.                        10,900       798,534
 Moody's Corp.                          18,000     1,563,300   Raymond James Financial, Inc.           10,987       340,377
 Paychex, Inc.                          25,187       858,373   Waddell & Reed Financial, Inc.          21,250       507,663
 Robert Half Int'l., Inc.               25,500       750,720
 Universal Technical Institute*          6,500       247,780  ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
 Watson Wyatt & Co. Holdings            10,000       269,500   Littelfuse, Inc.*                        8,100       276,696
                                                               Molex, Inc.                             22,576       601,650
COMPUTERS - 5.0%
 Affiliated Computer Services*           9,000       541,710  ELECTRONICS - 1.9%
 Cadence Design Systems, Inc.*          27,000       372,870   Applera Corp. - Applied Biosys          19,000       397,290
 Cognizant Tech. Solutions*             30,556     1,293,435   Cymer, Inc.*                             6,500       192,010
 Diebold, Inc.                           5,500       306,350   Flir Systems, Inc.*                      7,100       452,909
 DST Systems, Inc.*                     13,200       687,456   Gentex Corp.                             5,000       185,100
 Factset Research Systems, Inc.         13,000       759,720   Jabil Circuit, Inc.*                    19,000       486,020
 Jack Henry & Associates, Inc.          20,000       398,200   Mettler Toledo Int'l., Inc.*             6,500       333,515
 Kronos, Inc.*                           6,500       332,345   Symbol Technologies, Inc.               33,664       582,387
 Lexmark International, Inc.*           18,100     1,538,500   Waters Corp.*                           16,000       748,640
 Mercury Computer Systems Inc.*         10,000       296,800
 National Instruments Corp.              8,350       227,538  ENTERTAINMENT - 1.0%
 Network Appliance, Inc.*               19,000       631,180   Alliance Gaming Corp.*                  12,000       165,720
 Research In Motion Ltd. - ADR*          6,100       502,762   DreamWorks Animation SKG, Inc*           6,000       225,060
 SunGard Data Systems, Inc.*            16,000       453,280   International Game Technology           26,000       893,880
 Synopsys, Inc.*                        18,600       363,630   Shuffle Master, Inc.*                   11,000       518,100

COSMETICS/PERSONAL CARE - 0.3%                                ENVIRONMENTAL CONTROL - 0.2%
 Estee Lauder Cos., Inc./The            10,000       457,700   Stericycle, Inc.*                        9,200       422,740

DISTRIBUTION/WHOLESALE - 0.6%                                 FOOD - 0.9%
 CDW Corp.                              16,400     1,088,140   Hershey Foods Corp.                      9,800       544,096
                                                               McCormick & Co., Inc.                    7,500       289,500
DIVERSIFIED FINANCIAL SERVICES - 4.4%                          Tootsie Roll Industries, Inc.            7,529       260,729
 AG Edwards, Inc.                        6,500       280,865   WM Wrigley Jr. Co.                       6,800       470,492
 Ameritrade Holding Corp.*              48,800       693,936
 Amvescap Plc - ADR                     21,250       266,900  HEALTHCARE-PRODUCTS - 5.8%
 Charles Schwab Corp./The               69,500       831,220   Arthrocare Corp.*                       11,500       368,690
 Eaton Vance Corp.                      21,400     1,116,010   Bausch & Lomb, Inc.                      7,200       464,184
 Federated Investors, Inc.              16,500       502,425   Beckman Coulter, Inc.                    7,500       502,425
                                                               Becton Dickinson & Co.                   9,500       539,600
                                                               Biomet, Inc.                            15,275       662,782



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
---------------------------------------------





Common Stock                          Shares    Value          Common Stock                          Shares    Value
--------------------------------      --------  ------------  -------------------------------        --------  ------------
HEALTHCARE-PRODUCTS - 5.8% (Continued)                        INSURANCE - 3.4%
 Cooper Cos, Inc.                        6,000  $    423,540   AMBAC Financial Group, Inc.              5,450  $    447,609
 CR Bard, Inc.                          12,700       812,546   Arch Capital Group Ltd.*                 6,600       255,420
 Dentsply International, Inc.           11,500       646,300   Arthur J Gallagher & Co.                 8,500       275,995
 Edwards Lifesciences Corp.*             8,000       330,080   Axis Capital Holdings, Ltd.              7,000       191,520
 Gen-Probe, Inc.*                        6,000       271,260   Brown & Brown, Inc.                      9,500       413,725
 Henry Schein, Inc.*                     9,500       661,580   Markel Corp.*                            1,500       546,000
 Kyphon, Inc.*                          12,000       309,120   Marsh & McLennan Cos., Inc.             28,300       931,070
 Patterson Cos, Inc.*                   12,400       538,036   MBIA, Inc.                               6,500       411,320
 Resmed, Inc.*                           6,000       306,600   MGIC Investment Corp.                    6,500       447,915
 Respironics, Inc.*                      5,200       282,672   Radian Group, Inc.                       6,500       346,060
 Smith & Nephew PLC - ADR                5,000       258,800   RenaissanceRe Hldgs. Ltd.                6,500       338,520
 St. Jude Medical, Inc.*                11,000       461,230   Triad Guaranty, Inc.*                    5,100       308,448
 Sybron Dental Specialties Inc*          9,000       318,240   Willis Group Holdings Ltd.              23,500       967,025
 Techne Corp.*                          14,700       571,830
 Varian Medical Systems, Inc.*          19,200       830,208  INTERNET - 3.2%
 Wright Medical Group, Inc.*             8,000       228,000   Amazon.Com, Inc.*                       19,400       859,226
 Zimmer Holdings, Inc.*                  5,200       416,624   Check Point Software - ADR*             12,200       300,486
                                                               F5 Networks, Inc.*                       8,500       414,120
HEALTHCARE-SERVICES - 4.3%                                     Internet Security Systems*              20,000       465,000
 Coventry Health Care, Inc.*            12,100       642,268   Matrixone, Inc.*                        34,000       222,700
 DaVita, Inc.*                          18,500       731,305   McAfee, Inc.*                           22,300       645,139
 Health Management Assoc., Inc.         24,500       556,640   Monster Worldwide, Inc.*                27,500       925,100
 Laboratory Corp. of America*           18,100       901,742   Sina Corp. - ADR*                       21,500       689,290
 Lincare Holdings, Inc.*                17,700       754,905   VeriSign, Inc.*                         17,900       601,440
 Manor Care, Inc.                        7,000       248,080   Websense, Inc.*                          8,500       431,120
 Quest Diagnostics                       9,161       875,334
 Renal Care Group, Inc.*                13,500       485,325  LEISURE TIME - 1.2%
 WellChoice, Inc.*                      21,400     1,142,760   Brunswick Corp.                          6,500       321,750
 WellPoint, Inc. *                       9,900     1,138,500   Harley-Davidson, Inc.                    5,300       321,975
                                                               Multimedia Games, Inc.*                 10,900       171,784
HOMEBUILDERS - 2.0%                                            Royal Caribbean Cruises - ADR            9,200       501,492
 Centex Corp.                           10,000       595,800   Sabre Holdings Corp.                    16,000       354,560
 KB Home                                 2,500       261,000   WMS Industries, Inc.*                   10,900       365,586
 Lennar Corp.                           15,300       867,204
 Pulte Homes, Inc.                       5,000       319,000  LODGING - 2.5%
 Thor Industries, Inc.                   9,500       351,975   Hilton Hotels Corp.                     16,000       363,840
 Toll Brothers, Inc.*                   10,000       686,100   Las Vegas Sands Corp.*                   1,700        81,600
 Winnebago Industries                   12,600       491,904   Marriott International, Inc.            25,900     1,631,182
                                                               Station Casinos, Inc.                   27,000     1,476,360
HOUSEHOLD PRODUCTS/WARES - 0.4%                                Wynn Resorts Ltd.*                      12,200       816,424
 Avery Dennison Corp.                    7,800       467,844
 Clorox Co.                              5,000       294,650  MACHINERY-DIVERSIFIED - 0.7%
                                                               IDEX Corp.                              14,250       575,700
                                                               Zebra Technologies Corp.*               10,500       590,940



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
-----------------------------------------------




Common Stock                          Shares    Value          Common Stock                          Shares    Value
---------------------------------     --------  ------------  --------------------------------       --------  ------------
MEDIA - 4.7%                                                  PACKAGING & CONTAINERS - 0.3%
 Citadel Broadcasting Corp.*            11,000  $    177,980   Sealed Air Corp.*                        9,000  $    479,430
 Cox Radio, Inc.*                       36,000       593,280
 Cumulus Media, Inc.*                   13,598       205,058  PHARMACEUTICALS - 4.0%
 Dow Jones & Co., Inc.                   8,000       344,480   Abgenix, Inc.*                          17,900       185,086
 E.W. Scripps Co.                       13,000       627,640   Allergan, Inc.                           8,000       648,560
 Entercom Communications Corp.*         11,900       426,734   Amylin Pharmaceuticals, Inc.*            8,000       186,880
 McGraw-Hill Cos., Inc./The              5,000       457,700   Atherogenics, Inc.*                     10,000       235,600
 Meredith Corp.                         15,500       840,100   Caremark Rx, Inc.*                      22,000       867,460
 New York Times Co.                     14,500       591,600   Cephalon, Inc.*                          7,100       361,248
 Radio One, Inc. - Class A*             14,225       229,023   Express Scripts, Inc.*                  12,400       947,856
 Radio One, Inc. - Class D*             16,000       257,920   Gilead Sciences, Inc.*                  14,800       517,852
 Regent Communications, Inc.*           47,500       251,750   Inamed Corp*                             3,000       190,200
 Salem Communications Corp.*            16,700       416,665   IVAX Corp.*                             26,200       414,484
 Spanish Broadcasting System*           49,000       517,440   Medco Health Solutions, Inc.*           21,000       873,600
 Univision Communications, Inc*         41,700     1,220,559   Medicines Co.*                           9,500       273,600
 Washington Post                           700       688,114   Medicis Pharmaceutical                   6,000       210,660
 Westwood One, Inc.*                    13,500       363,555   Neurocrine Biosciences, Inc.*            4,700       231,710
                                                               Omnicare, Inc.                          12,000       415,440
METAL FABRICATING - 0.2%                                       Sepracor, Inc.*                          6,500       385,905
 Kaydon Corp.                            9,500       313,690
                                                              RETAIL - 6.3%
MISCELLANEOUS MANUFACTURING - 1.4%                             99 Cents Only Stores*                   14,500       234,320
 Cuno, Inc.*                             6,400       380,160   Bed Bath & Beyond, Inc.*                14,200       565,586
 Danaher Corp.                           6,200       356,500   Cheesecake Factory/The*                  8,700       282,489
 Dover Corp.                             6,000       251,580   CVS Corp.                                7,600       342,532
 ITT Industries, Inc.                    5,000       422,250   Dollar General Corp.                    45,926       953,883
 Pall Corp.                             15,000       434,250   Dollar Tree Stores, Inc.*               15,750       453,128
 Roper Industries, Inc.                  8,600       522,622   Family Dollar Stores, Inc.              42,700     1,333,521
                                                               Fred's, Inc.                            11,000       191,400
OFFICE FURNISHINGS - 0.2%                                      Men's Wearhouse, Inc.*                  14,225       454,631
 HNI Corp.                               9,500       408,595   O'Reilly Automotive, Inc.*               6,500       292,825
                                                               Outback Steakhouse, Inc.                 4,000       183,120
OIL & GAS - 0.8%                                               Petsmart, Inc.                          21,000       746,130
 Murphy Oil Corp.                        5,900       474,655   Ross Stores, Inc.                       31,000       894,970
 XTO Energy, Inc.                       25,975       918,996   Ruby Tuesday, Inc.                       8,700       226,896
                                                               Staples, Inc.                           20,800       701,168
OIL & GAS SERVICES - 2.2%                                      Tiffany & Co.                           37,200     1,189,284
 Baker Hughes, Inc.                     22,300       951,541   TJX Cos., Inc.                          50,500     1,269,065
 BJ Services Co.                        20,200       940,108   Williams-Sonoma, Inc.*                  21,200       742,424
 Cooper Cameron Corp.*                  10,400       559,624
 Smith International, Inc.*             17,300       941,293
 Weatherford Int'l. Ltd.*                9,535       489,146



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
---------------------------------------------



                                                               Common Stock and                      Shares/
Common Stock                          Shares    Value          Repurchase Agreement                  Principal Value
----------------------------------    --------  ------------   -------------------------------       --------- ------------
SEMICONDUCTORS - 8.3%                                         TELECOMMUNICATIONS - 2.9%
 Altera Corp.*                          66,900  $  1,384,830   Adtran, Inc.                             8,000  $    153,120
 AMIS Holdings, Inc.*                   24,200       399,784   American Tower Corp.*                   21,000       386,400
 Analog Devices, Inc.                   37,600     1,388,192   Corning, Inc.*                          65,600       772,112
 ASML Holding NV - ADR*                 14,000       222,880   Crown Castle International*             29,500       490,880
 Broadcom Corp.*                        23,200       748,896   JDS Uniphase Corp.*                    183,600       582,012
 Integrated Circuit Systems*             9,000       188,280   Juniper Networks, Inc.*                 43,000     1,169,170
 Intersil Corp.                         23,200       387,672   Nextel Partners, Inc.*                  20,600       402,524
 Kla-Tencor Corp.*                      13,600       633,488   Plantronics, Inc.                        6,500       269,555
 Lam Research Corp.*                    16,000       462,560   Rogers Communications, Inc. - ADR*      11,200       510,720
 Linear Technology Corp.                35,500     1,375,980   Western Wireless Corp.*                 10,900       319,370
 Marvell Technology Group *             14,000       496,580
 Maxim Integrated Products              33,300     1,411,587  TEXTILES - 0.5%
 Microchip Technology, Inc.             48,557     1,291,131   Cintas Corp.                            21,000       921,060
 National Semiconductor Corp.           53,000       951,350
 Novellus Systems, Inc.*                16,600       462,974  TOYS/GAMES/HOBBIES - 0.3%
 Power Integrations, Inc.*               9,000       178,020   Mattel, Inc.                            27,625       538,411
 QLogic Corp.*                          15,000       550,950
 Semtech Corp.*                         15,000       327,600  TRANSPORTATION - 1.8%
 Silicon Laboratories, Inc.*             8,500       300,135   CH Robinson Worldwide, Inc.             16,500       916,080
 Xilinx, Inc.                           46,400     1,376,688   Expeditors Int'l. Washington            16,300       910,844
                                                               Landstar System, Inc.*                  12,000       883,680
SOFTWARE - 6.7%                                                UTI Worldwide, Inc.                      6,000       408,120
 Adobe Systems, Inc.                    27,500     1,725,351                                                    -----------
 BMC Software, Inc.                     29,100       541,260  TOTAL COMMON STOCK - 99.8%
 Certegy, Inc.                          17,800       632,434   (Cost $127,277,136)                              174,494,192
 Citrix Systems, Inc.*                  25,000       611,500
 Cognos, Inc. - ADR*                    17,000       749,020  REPURCHASE AGREEMENT - 0.1%
 Dun & Bradstreet Corp.*                 8,500       507,025   Fifth Third Bank, 1.30%, 1/3/05,
 Electronic Arts, Inc.*                 12,000       740,160   dated 12/31/04, with maturity value of
 Fair Isaac Corp.                       12,150       445,662   $117,108 (Collateralized by $117,327
 Filenet Corp.*                          7,500       193,200   Federal Home Loan Mortgage Corp.
 Fiserv, Inc.*                          19,500       783,705   obligation, 5.50%, 5/1/33,
 Global Payments, Inc.                   5,500       321,970   market value $119,697)               $ 117,095       117,095
 Hyperion Solutions Corp.*               6,000       279,720                                                    -----------
 IMS Health, Inc.                       28,588       663,527  TOTAL INVESTMENTS IN SECURITIES - 99.9%
 Intuit, Inc.*                          21,600       950,616   (Cost $127,394,231)                              174,611,287
 Mercury Interactive Corp.*             14,200       646,810
 Red Hat, Inc.*                         57,700       770,295  OTHER ASSETS LESS LIABILITIES - 0.1%                   92,338
 SEI Investments Co.                    11,700       490,581                                                    -----------
 Veritas Software Corp.*                29,950       855,073  TOTAL NET ASSETS - 100.0%                        $174,703,625
                                                                                                               ============

*Securities are non-income producing
ADR - American Depositary Receipt


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
----------------------------------------





Common Stock                           Shares    Value         Common Stock                           Shares  Value
-----------------------------          --------  ------------  ------------------------------         ------  ------------
ADVERTISING - 0.6%                                             BANKS - 4.9% (Continued)
 Getty Images, Inc.*                      7,500  $    516,375   US Bancorp                            30,928  $    968,665
 Harte-Hanks, Inc.                        7,900       205,242   Wells Fargo & Co.                     49,330     3,065,860
 Lamar Advertising Co.*                   4,300       183,954
 Omnicom Group                           12,700     1,070,864  BEVERAGES - 1.1%
 WPP Group Plc - ADR                      4,589       250,881   Anheuser-Busch Cos., Inc.              9,500       481,935
                                                                Coca-Cola Co./The                     32,800     1,365,792
AEROSPACE / DEFENSE - 1.0%                                      Cott Corp. - ADR*                      4,900       121,177
 Boeing Co./The                          14,440       747,559   Diageo Plc - ADR                       6,800       393,584
 Empresa Brasileira - ADR                 5,200       173,888   PepsiCo, Inc.                         24,700     1,289,340
 General Dynamics Corp.                   6,900       721,740
 Lockheed Martin Corp.                   14,000       777,700  BIOTECHNOLOGY - 0.7%
 Rockwell Collins, Inc.                   8,300       327,352   Celgene Corp.*                         9,600       254,592
 United Technologies Corp.                5,900       609,765   Charles River Laboratories*            2,700       124,227
                                                                Chiron Corp.*                          3,600       119,988
AGRICULTURE - 0.8%                                              deCODE genetics, Inc.*                14,300       111,683
 Altria Group, Inc.                      35,100     2,142,504   Diversa Corp.*                        12,500       109,250
 Delta & Pine Land Co.                    4,700       128,216   Genzyme Corp.*                         3,600       209,052
 UST, Inc.                               12,500       601,375   Human Genome Sciences, Inc.*          10,300       123,806
                                                                Integra LifeSciences Hldgs.*           3,800       140,334
AIRLINES - 0.3%                                                 Invitrogen Corp.*                      4,000       268,520
 Skywest, Inc.                            6,000       120,360   Martek Biosciences Corp.*              4,900       250,880
 Southwest Airlines Co.                  57,200       931,216   Medimmune, Inc.*                       4,800       130,128
                                                                Millennium Pharmaceuticals*            6,200        75,268
APPAREL - 0.1%                                                  Millipore Corp.*                       3,300       164,373
 Coach, Inc.*                             4,100       231,240   Nektar Therapeutics*                   6,500       131,560
                                                                Protein Design Labs, Inc.*             4,700        97,102
BANKS - 4.9%                                                    Qiagen NV - ADR*                      12,800       140,160
 Bank of America Corp.                   51,826     2,435,304   Vertex Pharmaceuticals, Inc.*         10,750       113,628
 Bank of New York Co., Inc./The          59,300     1,981,806
 BB&T Corp.                               9,900       416,295  BUILDING MATERIALS - 0.1%
 Boston Private Fin. Holdings             4,300       121,131   Trex Co., Inc.*                        3,400       178,160
 City National Corp.                      2,100       148,365
 East-West Bancorp, Inc.                  5,500       230,780  CHEMICALS - 1.2%
 Fifth Third Bancorp                     15,400       728,420   Dow Chemical Co./The                  15,083       746,759
 First Horizon National Corp.            10,700       461,277   EI Du Pont de Nemours & Co.           13,300       652,365
 Investors Fin. Services Corp.            8,700       434,826   Ecolab, Inc.                           6,100       214,293
 Mellon Financial Corp.                  48,800     1,518,168   Engelhard Corp.                       17,000       521,390
 Northern Trust Corp.                    33,100     1,607,998   Praxair, Inc.                         15,700       694,254
 North Fork Bancorporation Inc.          20,400       588,336   Rohm & Haas Co.                       10,000       442,300
 Silicon Valley Bancshares*               3,500       156,870   Sigma-Aldrich Corp.                    2,000       120,920
 State Street Corp.                      34,100     1,674,992   Symyx Technologies*                    3,800       114,190
 Synovus Financial Corp.                  7,300       208,634   Valspar Corp.                         11,500       575,115
 UCBH Holdings, Inc.                      4,000       183,280



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
----------------------------------------



Common Stock                           Shares    Value         Common Stock                           Shares  Value
--------------------------------       -------   -----------   --------------------------------      -------  ------------
COMMERCIAL SERVICES - 1.5%                                     COSMETICS/PERSONAL CARE - 0.9%
 Apollo Group, Inc.*                      6,945  $    560,531   Colgate-Palmolive Co.                 28,400  $  1,453,228
 Aramark Corp.                            6,300       166,950   Estee Lauder Cos., Inc./The            3,900       178,503
 Career Education Corp.*                  4,500       180,000   Kimberly-Clark Corp.                  13,700       901,597
 ChoicePoint, Inc.*                       7,666       352,559   Procter & Gamble Co.                  10,000       550,800
 Corporate Executive Board Co.            4,900       328,006
 DeVry, Inc.*                             5,700        98,952  DISTRIBUTION/WHOLESALE - 0.1%
 Education Management Corp.*             14,000       462,000   CDW Corp.                              7,000       464,450
 Equifax, Inc.                            5,500       154,550
 H & R Block, Inc.                        3,200       156,800  DIVERSIFIED FINANCIAL SERVICES - 4.1%
 Iron Mountain, Inc.*                     9,675       294,991   AG Edwards, Inc.                      12,700       548,767
 ITT Educational Services, Inc*           4,900       232,995   American Express Co.                  20,000     1,127,400
 LECG Corp.*                              7,600       141,740   Ameritrade Holding Corp.*             18,500       263,070
 Manpower, Inc.                           5,300       255,990   Amvescap Plc - ADR                    38,750       486,700
 MoneyGram International, Inc.            9,700       205,058   Charles Schwab Corp./The              29,200       349,232
 Moody's Corp.                            7,700       668,745   Citigroup, Inc.                       76,744     3,697,526
 Paychex, Inc.                           10,793       367,825   Countrywide Financial Corp.           11,598       429,242
 Robert Half Int'l., Inc.                10,500       309,120   Eaton Vance Corp.                      7,900       411,985
 Universal Technical Institute*           4,200       160,104   Federated Investors, Inc.             21,000       639,450
 Watson Wyatt & Co. Holdings              4,900       132,055   Franklin Resources, Inc.               9,900       689,535
                                                                Goldman Sachs Group, Inc.             10,700     1,113,228
COMPUTERS - 2.1%                                                Janus Capital Group, Inc.              9,000       151,290
 Affiliated Computer Services*            4,500       270,855   JP Morgan Chase & Co.                 15,270       595,683
 Cadence Design Systems, Inc.*           12,800       176,768   LaBranche & Co., Inc.*                 9,900        88,704
 Cognizant Tech. Solutions*              13,168       557,401   Legg Mason, Inc.                       4,550       333,333
 Dell, Inc.*                             34,900     1,470,686   Lehman Brothers Holdings, Inc.         5,133       449,035
 Diebold, Inc.                            2,300       128,110   Merrill Lynch & Co., Inc.             14,700       878,619
 DST Systems, Inc.*                       5,100       265,608   Morgan Stanley                        22,300     1,238,096
 Factset Research Systems, Inc.           4,800       280,512   Raymond James Financial, Inc.          4,500       139,410
 IBM Corp.                               22,200     2,188,476   Waddell & Reed Financial, Inc.        22,600       539,914
 Jack Henry & Associates, Inc.            9,300       185,163
 Kronos, Inc.*                            3,000       153,390  ELECTRIC - 1.2%
 Lexmark International, Inc.*             7,800       663,000   Duke Energy Corp.                     17,500       443,275
 Mercury Computer Systems Inc.*           4,200       124,656   Entergy Corp.                          7,000       473,900
 National Instruments Corp.               3,450        94,013   Exelon Corp.                          21,250       936,488
 Network Appliance, Inc.*                 7,300       242,506   FirstEnergy Corp.                      8,688       343,263
 Research In Motion Ltd. - ADR*           2,700       222,534   FPL Group, Inc.                        5,500       411,125
 SunGard Data Systems, Inc.*              6,100       172,813   Pinnacle West Capital Corp.            9,100       405,041
 Synopsys, Inc.*                          7,900       154,445   Progress Energy, Inc.                  8,000       361,920
                                                                SCANA Corp.                           10,400       409,760
                                                                Southern Co./The                      14,000       469,280


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
---------------------------------------




Common Stock                           Shares    Value         Common Stock                           Shares  Value
----------------------------------     --------  ------------  -----------------------------         -------  ------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%                       HEALTHCARE-PRODUCTS - 2.0%
 Belden CDT, Inc.                        20,700  $    478,377   Arthrocare Corp.*                      4,800  $    153,888
 Emerson Electric Co.                     6,000       420,600   Bausch & Lomb, Inc.                    2,900       186,963
 Littelfuse, Inc.*                        3,400       116,144   Baxter International, Inc.            15,500       535,370
 Molex, Inc.                              7,660       204,139   Beckman Coulter, Inc.                  3,300       221,067
                                                                Becton Dickinson & Co.                 3,000       170,400
ELECTRONICS - 0.5%                                              Biomet, Inc.                           6,750       292,883
 Applera Corp. - Applied Biosys           8,000       167,280   Cooper Cos, Inc.                       3,300       232,947
 AVX Corp.                               22,800       287,964   CR Bard, Inc.                          5,100       326,298
 Cymer, Inc.*                             2,900        85,666   Dentsply International, Inc.           5,200       292,240
 Flir Systems, Inc.*                      3,000       191,370   Edwards Lifesciences Corp.*            3,600       148,536
 Gentex Corp.                             3,600       133,272   Gen-Probe, Inc.*                       2,500       113,025
 Jabil Circuit, Inc.*                     8,200       209,756   Henry Schein, Inc.*                    4,200       292,488
 Mettler Toledo Int'l., Inc.*             3,000       153,930   Johnson & Johnson                     30,800     1,953,336
 Symbol Technologies, Inc.               11,387       196,995   Kyphon, Inc.*                          5,000       128,800
 Waters Corp.*                            6,100       285,419   Patterson Cos, Inc.*                   5,200       225,628
                                                                Resmed, Inc.*                          2,500       127,750
ENTERTAINMENT - 0.2%                                            Respironics, Inc.*                     2,200       119,592
 Alliance Gaming Corp.*                   4,300        59,383   Smith & Nephew PLC - ADR               2,400       124,224
 DreamWorks Animation SKG, Inc*           2,500        93,775   St. Jude Medical, Inc.*                4,600       192,878
 International Game Technology           10,800       371,304   Sybron Dental Specialties Inc*         4,200       148,512
 Shuffle Master, Inc.*                    4,200       197,820   Techne Corp.*                          6,500       252,850
                                                                Varian Medical Systems, Inc.*          8,800       380,512
ENVIRONMENTAL CONTROL - 0.1%                                    Wright Medical Group, Inc.*            3,600       102,600
 Stericycle, Inc.*                        4,000       183,800   Zimmer Holdings, Inc.*                 2,100       168,252

FOOD - 0.6%                                                    HEALTHCARE-SERVICES - 1.8%
 General Mills, Inc.                     14,300       710,853   Coventry Health Care, Inc.*            5,100       270,708
 Hershey Foods Corp.                      3,400       188,768   DaVita, Inc.*                          6,150       243,110
 McCormick & Co., Inc.                    3,700       142,820   Health Management Assoc., Inc.         8,100       184,032
 Sysco Corp.                             17,000       648,890   Laboratory Corp. of America*           7,700       383,614
 Tootsie Roll Industries, Inc.            3,139       108,704   Lincare Holdings, Inc.*                5,400       230,310
 WM Wrigley Jr. Co.                       3,000       207,570   Manor Care, Inc.                       3,200       113,408
                                                                Quest Diagnostics                      7,794       744,717
FOREST PRODUCTS & PAPER - 0.2%                                  Renal Care Group, Inc.*                5,700       204,915
 International Paper Co.                 16,700       701,400   UnitedHealth Group, Inc.              13,970     1,229,779
 Neenah Paper, Inc.                         415        13,529   WellChoice, Inc.*                      8,800       469,920
                                                                WellPoint, Inc. *                     17,300     1,989,500



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
----------------------------------------



Common Stock                           Shares    Value         Common Stock                           Shares  Value
-------------------------------        --------  ------------  -------------------------------        ------  ------------
HOME BUILDERS - 0.9%                                           INTERNET - 0.7%
 Centex Corp.                            17,000  $  1,012,860   Amazon.Com, Inc.*                      8,000  $    354,320
 KB Home                                  1,100       114,840   Check Point Software - ADR*            5,100       125,613
 Lennar Corp.                            21,100     1,195,948   F5 Networks, Inc.*                     3,800       185,136
 Pulte Homes, Inc.                        1,500        95,700   Internet Security Systems*             6,400       148,800
 Thor Industries, Inc.                    6,700       248,235   Matrixone, Inc.*                      17,300       113,315
 Toll Brothers, Inc.*                     4,300       295,023   McAfee, Inc.*                          9,400       271,942
 Winnebago Industries                     3,400       132,736   Monster Worldwide, Inc.*              10,500       353,220
                                                                Sina Corp. - ADR*                     11,000       352,660
HOUSEHOLD PRODUCTS/WARES - 0.3%                                 VeriSign, Inc.*                        7,500       252,000
 Avery Dennison Corp.                     8,400       503,832   Websense, Inc.*                        4,000       202,880
 Clorox Co.                              10,000       589,300
                                                               LEISURE TIME - 0.3%
INSURANCE - 3.5%                                                Brunswick Corp.                        3,000       148,500
 Aflac, Inc.                             17,700       705,168   Harley-Davidson, Inc.                  2,200       133,650
 AMBAC Financial Group, Inc.              2,300       188,899   Multimedia Games, Inc.*                4,500        70,920
 American International Group            35,780     2,349,673   Royal Caribbean Cruises - ADR          4,400       239,844
 Arch Capital Group Ltd.*                 2,700       104,490   Sabre Holdings Corp.                   5,500       121,880
 Arthur J Gallagher & Co.                 5,700       185,079   WMS Industries, Inc.*                  4,600       154,284
 Axis Capital Holdings, Ltd.              2,500        68,400
 Brown & Brown, Inc.                      4,700       204,685  LODGING - 0.8%
 Cincinnati Financial Corp.               8,820       390,373   Hilton Hotels Corp.                    7,400       168,276
 Hartford Financial Svcs. Grp.            6,000       415,860   Las Vegas Sands Corp.*                   700        33,600
 Jefferson-Pilot Corp.                    7,200       374,112   Marriott International, Inc.          26,200     1,650,076
 Markel Corp.*                              400       145,600   Station Casinos, Inc.                 12,400       678,032
 Marsh & McLennan Cos., Inc.             42,400     1,394,960   Wynn Resorts Ltd.*                     5,100       341,292
 MBIA, Inc.                              11,150       705,572
 MGIC Investment Corp.                    9,900       682,209  MACHINERY-CONSTRUCTION & MINING - 0.1%
 Prudential Financial, Inc.               8,300       456,168   Caterpillar, Inc.                      4,900       477,799
 Progressive Corp./The                    8,800       746,592
 Radian Group, Inc.                       2,700       143,748  MACHINERY-DIVERSIFIED - 0.1%
 RenaissanceRe Hldgs. Ltd.               10,400       541,632   IDEX Corp.                             4,050       163,620
 St Paul Travelers Cos. Inc/The          14,000       518,980   Zebra Technologies Corp.*              3,900       219,492
 Triad Guaranty, Inc.*                    2,800       169,344
 Willis Group Holdings Ltd.              39,500     1,625,425



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
----------------------------------------





Common Stock                           Shares    Value         Common Stock                           Shares  Value
---------------------------------      --------  -----------   ------------------------------        -------  ------------
MEDIA - 3.3%                                                   OFFICE FURNISHINGS - 0.2%
 Citadel Broadcasting Corp.*              6,300  $    101,934   HNI Corp.                             14,800  $    636,548
 Clear Channel Communications            40,068     1,341,877
 Cox Radio, Inc.*                        15,400       253,792  OIL & GAS - 3.1%
 Cumulus Media, Inc.*                     7,033       106,058   Apache Corp.                           8,900       450,073
 Dow Jones & Co., Inc.                   13,200       568,392   BP Plc - ADR                          31,892     1,864,406
 Entercom Communications Corp.*           5,000       179,300   ChevronTexaco Corp.                   31,542     1,656,270
 Gannett Co., Inc.                        8,300       678,110   Devon Energy Corp.                    11,200       435,904
 McGraw-Hill Cos., Inc./The              13,700     1,254,098   Exxon Mobil Corp.                     39,202     2,009,495
 Meredith Corp.                           6,700       363,140   Murphy Oil Corp.                       6,900       555,105
 New York Times Co.                       6,400       261,120   Royal Dutch Petroleum Co.- ADR        16,100       923,818
 News Corp. Ltd.                         22,000       422,400   Total SA - ADR                        18,000     1,977,120
 Radio One, Inc. - Class D*              12,600       203,112   XTO Energy, Inc.                      22,600       799,588
 Regent Communications, Inc.*            20,500       108,650
 Salem Communications Corp.*              8,800       219,560  OIL & GAS SERVICES - 1.3%
 E.W. Scripps Co.                         6,000       289,680   Baker Hughes, Inc.                    34,300     1,463,581
 Spanish Broadcasting System*            16,700       176,352   BJ Services Co.                       15,600       726,024
 Time Warner, Inc.*                      56,400     1,096,416   Cooper Cameron Corp.*                  4,800       258,288
 Univision Communications, Inc*          16,700       488,809   Schlumberger Ltd.                     16,880     1,130,116
 Viacom, Inc.                            39,694     1,444,465   Smith International, Inc.*            12,900       701,889
 Walt Disney Co.                         35,000       973,000   Weatherford Int'l. Ltd. *              5,100       261,630
 Washington Post                            900       884,718
 Westwood One, Inc.*                      5,700       153,501  PACKAGING & CONTAINERS - 0.2%
                                                                Sealed Air Corp.*                     12,200       649,894
METAL FABRICATING/HARDWARE - 0.2%
 Kaydon Corp.                            18,400       607,568  PHARMACEUTICALS - 3.1%
                                                                Abbott Laboratories                   20,375       950,494
MINING - 0.8%                                                   Abgenix, Inc.*                        12,100       125,114
 Alcoa, Inc.                             43,500     1,366,770   Allergan, Inc.                         2,600       210,782
 BHP Billiton Ltd. - ADR                 29,500       708,590   Amylin Pharmaceuticals, Inc.*          4,700       109,792
 Rio Tinto Plc - ADR                      6,000       714,600   Atherogenics, Inc.*                    5,000       117,800
                                                                Bristol-Myers Squibb Co.              25,000       640,500
MISCELLANEOUS MANUFACTURING - 2.6%                              Caremark Rx, Inc.*                     9,300       366,699
 3M Co.                                  11,900       976,633   Cephalon, Inc.*                        4,100       208,608
 Cuno, Inc.*                              2,700       160,380   Eli Lilly & Co.                       14,200       805,850
 Danaher Corp.                            2,600       149,500   Express Scripts, Inc.*                 4,500       343,980
 Dover Corp.                             11,900       498,967   Gilead Sciences, Inc.*                 6,200       216,938
 General Electric Co.                   139,800     5,102,700   GlaxoSmithKline Plc - ADR             19,900       943,061
 Honeywell International, Inc.           24,400       864,004   Inamed Corp *                          1,500        95,100
 Illinois Tool Works, Inc.                5,700       528,276   IVAX Corp.*                           13,000       205,660
 ITT Industries, Inc.                     1,700       143,565   Medco Health Solutions, Inc.*          8,598       357,677
 Pall Corp.                               7,400       214,230   Medicines Co.*                         4,000       115,200
 Roper Industries, Inc.                   3,600       218,772   Medicis Pharmaceutical                 2,900       101,819
                                                                Merck & Co., Inc.                     26,700       858,405



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
----------------------------------------






Common Stock                           Shares    Value         Common Stock                           Shares  Value
----------------------------------     --------  -----------   ------------------------------         ------  ------------
PHARMACEUTICALS - 3.1% (Continued)                             SEMICONDUCTORS - 3.3%
 Neurocrine Biosciences, Inc.*            2,000  $     98,600   Altera Corp.*                         28,100  $    581,670
 Omnicare, Inc.                           5,000       173,100   AMIS Holdings, Inc.*                  10,100       166,852
 Pfizer, Inc.                            99,286     2,669,801   Analog Devices, Inc.                  43,100     1,591,252
 Schering-Plough Corp.                   24,000       501,120   ASML Holding NV - ADR*                 6,100        97,112
 Sepracor, Inc.*                          3,100       184,047   Broadcom Corp.*                       10,200       329,256
 Wyeth                                   15,600       664,404   Integrated Circuit Systems*            4,300        89,956
                                                                Intel Corp.                           81,900     1,915,641
REAL ESTATE - 0.2%                                              Intersil Corp.                        10,300       172,113
 St. Joe Co./The                          9,500       609,900   Kla-Tencor Corp.*                      5,500       256,190
                                                                Lam Research Corp.*                    7,800       225,498
REAL ESTATE INVESTMENT TRUSTS - 0.2%                            Linear Technology Corp.               13,700       531,012
 CarrAmerica Realty Corp.                11,200       369,600   Marvell Technology Group *             5,400       191,538
 Equity Office Properties Trust          12,000       349,440   Maxim Integrated Products             40,800     1,729,512
                                                                Microchip Technology, Inc.            19,612       521,483
RETAIL - 3.1%                                                   National Semiconductor Corp.*         60,900     1,093,155
 99 Cents Only Stores*                    7,000       113,120   Novellus Systems, Inc.*                6,300       175,707
 Bed Bath & Beyond, Inc.*                 7,900       314,657   Power Integrations, Inc.*              5,000        98,900
 Cheesecake Factory/The*                  3,600       116,892   QLogic Corp.*                          6,600       242,418
 CVS Corp.                                3,200       144,224   Semtech Corp.*                         8,000       174,720
 Dollar General Corp.                    19,757       410,353   Silicon Laboratories, Inc.*            3,600       127,116
 Dollar Tree Stores, Inc.*                8,300       238,791   Texas Instruments, Inc.               20,000       492,400
 Family Dollar Stores, Inc.              39,500     1,233,585   Xilinx, Inc.                          19,400       575,598
 Fred's, Inc.                             4,600        80,040
 Home Depot, Inc.                        37,000     1,581,380  SOFTWARE - 3.1%
 McDonald's Corp.                        21,100       676,466   Adobe Systems, Inc.                   11,400       715,236
 Men's Wearhouse, Inc.*                   4,250       135,830   Automatic Data Processing             22,000       975,700
 O'Reilly Automotive, Inc.*               3,000       135,150   BMC Software, Inc.                     9,900       184,140
 Outback Steakhouse, Inc.                12,900       590,562   Certegy, Inc.                          8,100       287,793
 Petsmart, Inc.                           8,500       302,005   Citrix Systems, Inc.*                  8,800       215,248
 Ross Stores, Inc.                       11,700       337,779   Cognos, Inc. - ADR*                    6,700       295,202
 Ruby Tuesday, Inc.                       3,600        93,888   Computer Associates Int'l.            18,800       583,928
 Staples, Inc.                            7,600       256,196   Dun & Bradstreet Corp.*               11,050       659,133
 Tiffany & Co.                           13,400       428,398   Electronic Arts, Inc.*                 3,600       222,048
 TJX Cos., Inc.                          47,500     1,193,675   Fair Isaac Corp.                       5,100       187,068
 Wal-Mart Stores, Inc.                   40,500     2,139,210   Filenet Corp.*                         4,100       105,616
 Williams-Sonoma, Inc.*                   8,800       308,176   First Data Corp.                       8,652       368,056
                                                                Fiserv, Inc.*                          7,850       315,492
                                                                Global Payments, Inc.                  2,300       134,642
                                                                Hyperion Solutions Corp.*              2,000        93,240



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
----------------------------------------






Common Stock                           Shares    Value         Common Stock                           Shares  Value
--------------------------------       --------  -----------   ------------------------------         ------  ------------
SOFTWARE - 3.1% (Continued)                                    TEXTILES - 0.1%
 IMS Health, Inc.                        12,218  $    283,580   Cintas Corp.                           7,800  $    342,108
 Intuit, Inc.*                            8,500       374,085
 Mercury Interactive Corp.*               5,900       268,745  TOYS/GAMES/HOBBIES - 0.1%
 Microsoft Corp.                        108,000     2,885,760   Mattel, Inc.                           9,325       181,744
 Oracle Corp.*                           51,000       699,720
 Red Hat, Inc.*                          24,200       323,070  TRANSPORTATION - 0.6%
 SEI Investments Co.                      4,900       205,457   CH Robinson Worldwide, Inc.            6,400       355,328
 Veritas Software Corp.*                 11,300       322,615   Expeditors Int'l. Washington           6,600       368,808
                                                                Landstar System, Inc.*                 3,400       250,376
TELECOMMUNICATIONS - 2.8%                                       United Parcel Service, Inc.            9,500       811,870
 Adtran, Inc.                             3,200        61,248   UTI Worldwide, Inc.                    2,600       176,852
 Alltel Corp.                            10,086       592,653
 American Tower Corp.*                   10,300       189,520  U.S. GOVERNMENT AGENCIES - 1.2%
 BellSouth Corp.                         29,600       822,584   Fannie Mae                            32,500     2,314,325
 Cisco Systems, Inc.*                    77,900     1,505,028   Freddie Mac                           25,800     1,901,460
 Corning, Inc.*                          27,000       317,790                                                  -----------
 Crown Castle International*             13,000       216,320  TOTAL COMMON STOCK - 62.7%
 JDS Uniphase Corp.*                     78,300       248,211   (Cost $171,973,282)                            216,485,728
 Juniper Networks, Inc.*                 18,500       503,015
 Nextel Partners, Inc.*                   8,600       168,044  WARRANTS - 0.0%
 Nokia OYJ - ADR                         32,500       509,275   Lucent Technologies                      827         1,307
 Plantronics, Inc.                        3,000       124,410   (Cost $0)
 Rogers Communications, Inc. - ADR*       6,000       273,600                                                  -----------
 SBC Communciations, Inc.                48,496     1,249,742  TOTAL COMMON STOCK AND WARRANTS- 62.7%
 Telus Corp. - ADR                       20,000       578,000   (Cost $171,973,282)                           $216,487,035
 Verizon Communications, Inc.            37,900     1,535,329                                                 ------------
 Vodafone Group Plc - ADR                23,400       640,692
 Western Wireless Corp.*                  4,600       134,780



*Securities are non-income producing
ADR - American Depositary Receipts


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
----------------------------------------


                                                                      Principal
Fixed Income Securities                        Coupon    Maturity     Amount        Value
--------------------------------------         --------  ----------   -----------  --------------
AEROSPACE/DEFENSE - 0.6%
 Goodrich Corp.                                   6.800   02/01/2018  $  1,000,000  $   1,100,346
 Northrop Grumman                                 6.250   01/15/2010       750,000        809,774

AGRICULTURE - 0.9%
 Archer-Daniels-Midland Co.                       8.375   04/15/2017     1,000,000      1,292,743
 Monsanto Co.                                     7.375   08/15/2012     1,250,000      1,461,599

AUTO MANUFACTURERS - 0.9%
 DaimlerChrysler                                  7.300   01/15/2012     1,000,000      1,135,252
 Ford Motor Co.                                   6.500   08/01/2018       500,000        499,969
 General Motors Corp.                             8.250   07/15/2023     1,500,000      1,562,508

BANKS - 2.9%
 ABN Amro Bank NV                                 7.300   12/01/2026     1,000,000      1,053,967
 Bank of America Corp.                            7.750   08/15/2015     1,250,000      1,500,695
 Bank One Corp.                                  10.000   08/15/2010       750,000        946,649
 Bankers Trust Corp.                              7.500   11/15/2015     1,000,000      1,167,284
 Comerica Bank                                    7.125   12/01/2013     1,050,000      1,160,563
 Dresdner Bank AG                                 7.250   09/15/2015     1,000,000      1,169,056
 Republic New York Corp.                          7.000   03/22/2011       500,000        561,642
 Santander Financial Issuances                    6.375   02/15/2011     1,000,000      1,100,937
 Swiss Bank Corp.                                 7.375   07/15/2015     1,000,000      1,197,289

BEVERAGES - 0.4%
 Anheuser-Busch Cos., Inc.                        7.125   07/01/2017     1,000,000      1,097,853

COMMERICAL SERVICES - 0.5%
 Hertz Corp.                                      6.625   05/15/2008     1,000,000      1,049,401
 Quebecor World Capital Corp.                     6.125   11/15/2013       500,000        517,499



See Notes To Financial Statements

 ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
----------------------------------------


                                                                      Principal
Fixed Income Securities                        Coupon    Maturity     Amount        Value
--------------------------------------         --------  ----------   -----------  --------------
DIVERSIFIED FINANCIAL SERVICES - 3.1%
 CitiFinancial                                    6.625   06/01/2015  $  1,250,000  $   1,386,691
 Ford Motor Credit Co.                            7.375   10/28/2009       500,000        539,334
 General Electric Capital Corp.                   5.000   03/30/2019     1,000,000        953,951
 Goldman Sachs Group, Inc.                        6.875   01/15/2011     1,000,000      1,128,178
 Household Finance Corp.                          6.375   08/01/2010     1,000,000      1,086,702
 Jefferies Group, Inc.                            7.750   03/15/2012     1,000,000      1,134,640
 JP Morgan Chase & Co.                            5.250   05/01/2015     1,000,000      1,011,333
 Lehman Brothers Holdings, Inc.                   8.500   08/01/2015     1,000,000      1,256,145
 Morgan Stanley                                   6.750   10/15/2013     1,000,000      1,115,977
 Morgan Stanley                                   4.750   04/01/2014     1,000,000        974,408

ELECTRIC - 2.8%
 Commonwealth Edison Co.                          6.950   07/15/2018     1,250,000      1,438,563
 Constellation Energy Grp., Inc                   4.550   06/15/2015     1,250,000      1,193,169
 Dominion Resources, Inc.                         7.195   09/15/2014     1,000,000      1,155,503
 Duke Energy Corp.                                5.300   10/01/2015     1,000,000      1,026,539
 Jersey Central Power & Light                     6.750   11/01/2025       750,000        768,093
 Northern States Power Co.                        8.000   08/28/2012     1,000,000      1,218,724
 TXU Electric Delivery Co.                        6.375   01/15/2015     1,000,000      1,101,828
 Progress Energy, Inc.                            7.100   03/01/2011       750,000        843,182
 PSEG Power                                       5.500   12/01/2015     1,000,000      1,019,089

ELECTRONICS - 0.3%
 Koninklijke Philips Electronic                   7.250   08/15/2013     1,000,000      1,159,827

FOREIGN GOVERNMENT - 0.3%
 Nova Scotia Province of                          7.250   07/27/2013     1,000,000      1,193,797



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
----------------------------------------



                                                                      Principal
Fixed Income Securities                        Coupon    Maturity     Amount        Value
---------------------------------------        --------  -----------  -----------   -------------
FOREST PRODUCTS & PAPER - 0.7%
 International Paper Co.                          5.300   04/01/2015  $  1,000,000  $   1,011,734
 Weyerhaeuser Co.                                 6.950   08/01/2017     1,250,000      1,422,421

GAS - 0.3%
 KeySpan Corp.                                    4.650   04/01/2013     1,000,000      1,000,815

HOME FURNISHINGS - 0.3%
 Whirlpool Corp.                                  7.750   07/15/2016     1,000,000      1,194,550

INSURANCE - 1.3%
 Allstate Corp./The                               7.500   06/15/2013     1,000,000      1,190,426
 Hartford Financial Services                      7.300   11/01/2015     1,000,000      1,151,385
 Lion Connecticut Holdings, Inc                   6.750   09/15/2013     1,000,000      1,098,084
 MBIA, Inc.                                       9.375   02/15/2011       950,000      1,209,601

INVESTMENT COMPANIES - 0.3%
 Credit Suisse First Boston USA                   6.500   01/15/2012     1,000,000      1,112,982

LODGING - 0.4%
 Hilton Hotels Corp.                              7.200   12/15/2009       750,000        836,695
 Mirage Resorts, Inc.                             7.250   08/01/2017       500,000        517,500

MACHINERY-DIVERSIFIED - 0.5%
 Clark Equipment Co.                              8.000   05/01/2023       500,000        617,208
 Deere & Co.                                      8.950   06/15/2019     1,000,000      1,179,253

MEDIA - 2.3%
 CBS Corp.                                        8.625   08/01/2012     1,000,000      1,232,559
 Comcast Cable Communications                     7.125   06/15/2013     1,000,000      1,158,545
 COX Communications, Inc.                         6.850   01/15/2018     1,050,000      1,118,103
 News America Holdings                            8.000   10/17/2016     1,000,000      1,219,473
 Time Warner Cos., Inc.                           7.250   10/15/2017     1,500,000      1,746,470
 Walt Disney Co.                                  5.875   12/15/2017     1,500,000      1,587,263

MINING - 0.2%
 BHP Finance USA Ltd.                             7.250   03/01/2016       500,000        592,260



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
-----------------------------------------



                                                                      Principal
Fixed Income Securities                        Coupon    Maturity     Amount        Value
------------------------------------           --------  -----------  ------------  -------------
MORTGAGE BACKED - 4.0%
 Ginnie Mae                                       5.500   07/20/2033  $  1,929,930  $   1,971,165
 Ginnie Mae                                       5.000   09/20/2033     1,316,386      1,317,525
 Ginnie Mae                                       5.500   05/20/2034     1,414,551      1,444,136
 Ginnie Mae                                       5.500   06/20/2034     1,924,884      1,965,143
 Ginnie Mae                                       5.500   07/15/2034       953,762        974,607
 Ginnie Mae                                       5.500   08/20/2034     1,943,324      1,983,969
 Ginnie Mae                                       5.500   09/15/2034     1,462,758      1,494,727
 Ginnie Mae                                       5.500   11/20/2034     2,494,813      2,546,992

OIL & GAS - 1.7%
 Husky Oil Co.                                    7.550   11/15/2016       720,000        846,803
 Kerr-McGee Corp.                                 7.000   11/01/2011       950,000        952,172
 Louisiana Land & Exploration                     7.625   04/15/2013     1,000,000      1,170,823
 Noble Drilling Corp.                             7.500   03/15/2019     1,500,000      1,805,975
 Transocean, Inc.                                 7.375   04/15/2018     1,000,000      1,183,076

OIL & GAS SERVICES - 0.2%
 Smith International, Inc.                        7.000   09/15/2007       750,000        805,862

RETAIL - 0.9%
 Autozone, Inc.                                   5.500   11/15/2015     1,000,000        960,440
 Darden Restaurants, Inc.                         7.125   02/01/2016     1,000,000      1,144,977
 McDonald's Corp.                                 7.050   11/15/2025     1,000,000      1,060,227

SOFTWARE - 0.3%
 First Data Corporation                           4.700   08/01/2013     1,000,000        998,223

TELECOMMUNICATIONS - 2.1%
 Ameritech Capital Funding                        6.450   01/15/2018     1,250,000      1,358,890
 Bell Canada                                      9.500   10/15/2010     1,200,000      1,497,361
 Deutsche Telekom International                   8.500   06/15/2010     1,000,000      1,191,373
 GTE Corp.                                        6.840   04/15/2018       500,000        553,167
 GTE Corp.                                        7.900   02/01/2027     1,000,000      1,094,024
 Vodafone Group Plc                               5.375   01/30/2015     1,500,000      1,558,823



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
-----------------------------------------




Fixed Income Securities and                                           Principal
Repurchase Agreement                           Coupon    Maturity     Amount        Value
--------------------------------------         --------  -----------  ------------  -------------
TRANSPORTATION - 0.8%
 Canadian National Railway Co.                    6.800   07/15/2018  $  1,000,000  $   1,157,517
 FedEx Corp.                                      8.760   05/22/2015     1,500,000      1,769,070

U.S. GOVERNMENT AGENCIES - 6.4%
 Fannie Mae                                       5.500   12/09/2014     1,500,000      1,505,625
 Fannie Mae                                       6.125   05/10/2019     1,000,000      1,000,313
 Fannie Mae                                       5.000   12/16/2019     1,500,000      1,481,719
 Fannie Mae                                       5.000   12/30/2019     2,000,000      1,974,375
 Federal Home Loan Bank System                    5.450   04/16/2018     2,000,000      1,985,000
 Federal Home Loan Bank System                    5.400   05/21/2018     1,000,000        982,813
 Federal Home Loan Bank System                    5.750   10/15/2019     1,000,000        997,188
 Freddie Mac                                      5.500   01/27/2014     2,000,000      2,003,252
 Freddie Mac                                      5.375   12/15/2014     2,000,000      2,013,110
 Freddie Mac                                      5.550   02/12/2016     1,000,000      1,002,598
 Freddie Mac                                      6.000   02/26/2019     2,000,000      2,000,144
 Freddie Mac                                      5.700   03/11/2019     2,000,000      1,992,722
 Freddie Mac                                      5.000   02/25/2019     1,300,000      1,286,458
 Freddie Mac                                      5.270   09/06/2017     1,915,000      1,928,706

WATER  - 0.4%
 United Utilities PLC                             5.375   02/01/2019     1,500,000      1,479,275
                                                                                      -----------
TOTAL FIXED-INCOME SECURITIES - 35.8%
 (Cost $118,676,136)                                                                  123,728,391

REPURCHASE AGREEMENT - 0.9%
 Fifth Third Bank, 1.30%, 1/3/05,
 dated 12/31/04, with maturity value of
 $3,040,662 (Collateralized by $3,040,969
 Federal Home Loan Mortgage Corp. obligations,
 5.50%,  5/1/33, market value $3,102,400)                                3,040,333      3,040,333
                                                                                      -----------
TOTAL INVESTMENTS IN SECURITIES - 99.4%
 (Cost $293,689,751)                                                                  343,255,759

OTHER ASSETS LESS LIABILITIES - 0.6%                                                    2,093,540
                                                                                      -----------
TOTAL NET ASSETS - 100.0%                                                           $ 345,349,299
                                                                                    =============


See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
-------------------------------------------------




                                                                        Principal
Fixed Income Securities                        Coupon      Maturity     Amount        Value
---------------------------------------        ---------   ----------  ------------   ------------
AEROSPACE / DEFENSE - 1.0%
 Boeing Co                                         7.250   06/15/2025  $  1,000,000  $   1,203,452
 Goodrich Corp.                                    6.800   02/01/2018       750,000        825,260
 Lockheed Martin Corp.                             7.650   05/01/2016       500,000        612,617
 Northrop Grumman                                  9.375   04/15/2021     1,000,000      1,327,291

AGRICULTURE - 0.6%
 Archer-Daniels-Midland Co.                        7.125   03/01/2013     1,000,000      1,171,454
 Archer-Daniels-Midland Co.                        8.375   04/15/2017     1,000,000      1,292,743

AUTO MANUFACTURERS - 1.6%
 Auburn Hills Trust                               12.375   05/01/2020       400,000        627,385
 Daimler Chrysler                                  6.500   11/15/2013     2,500,000      2,711,538
 Ford Motor Co.                                    6.500   08/01/2018       500,000        499,969
 General Motors Corp.                              8.250   07/15/2023     1,500,000      1,562,508
 General Motors Corp.                              8.100   06/15/2024     1,000,000      1,047,431

AUTO PARTS & EQUIPMENT - 1.1%
 Meritor Automotive, Inc.                          6.800   02/15/2009     2,000,000      2,100,000
 Visteon Corp.                                     7.000   03/10/2014     2,500,000      2,387,500

BANKS - 7.9%
 Bank of America Corp.                             7.800   09/15/2016     1,000,000      1,217,577
 Bank of New York Co., Inc.                        4.600   06/15/2018     1,000,000        896,445
 Bank One Corp.                                    7.750   07/15/2025     1,000,000      1,226,680
 Bankers Trust Corp.                               7.500   11/15/2015     2,500,000      2,918,210
 Chase Capital I                                   7.670   12/01/2026     1,000,000      1,075,114
 Comerica Bank                                     7.125   12/01/2013     1,500,000      1,657,947
 Comerica Bank                                     8.375   07/15/2024       800,000        995,250
 Dresdner Bank AG                                  7.250   09/15/2015     2,500,000      2,922,640
 Fifth Third Bank                                  5.200   03/01/2019     2,500,000      2,450,443
 First Union Instit. Capital II                    7.850   01/01/2027     2,000,000      2,171,792
 HSBC America Capital Trust II*                    8.380   05/15/2027     1,000,000      1,109,255
 Mellon Capital II                                 7.995   01/15/2027     1,000,000      1,102,004
 National City Corp.                               6.875   05/15/2019     2,000,000      2,285,548
 NCNB Corp.                                       10.200   07/15/2015     1,000,000      1,367,263
 Regions Financial Corp.                           7.750   09/15/2024     1,000,000      1,237,344
 Republic New York Corp.                           9.125   05/15/2021     1,000,000      1,353,324
 Royal Bank of Scotland Group                      6.375   02/01/2011     2,113,000      2,325,266
 Santander Financial Issuances                     6.375   02/15/2011       750,000        825,703



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
-------------------------------------------------





                                                                        Principal
Fixed Income Securities                        Coupon      Maturity     Amount        Value
--------------------------------------         ---------   ----------   -----------  -------------
BANKS - 7.9% (Continued)
 Santander Financial Issuances                     7.250   11/01/2015  $  1,250,000  $   1,454,240
 Swiss Bank Corp.                                  7.375   07/15/2015     1,000,000      1,197,289

BEVERAGES - 0.7%
 Anheuser-Busch Cos., Inc.                         7.125   07/01/2017     2,500,000      2,744,634

CHEMICALS - 0.6%
 Eastman Chemical Co.                              7.250   01/15/2024     2,250,000      2,574,824

COMMERCIAL SERVICES - 2.4%
 Coinmach Corp.                                    9.000   02/01/2010     1,442,000      1,506,890
 Hertz Corp.                                       6.625   05/15/2008       950,000        996,931
 Quebecor World Capital Corp.                      6.125   11/15/2013     2,000,000      2,069,994
 United Rentals North America                      7.750   11/15/2013     2,250,000      2,205,000
 Valassis Communications, Inc.                     6.625   01/15/2009     2,550,000      2,756,193

COMPUTERS - 1.8%
 Computer Sciences Corp.                           5.000   02/15/2013     1,950,000      1,991,607
 Electronic Data Systems Corp.                     6.500   08/01/2013     2,500,000      2,639,728
 Unisys Corp.                                      6.875   03/15/2010     2,500,000      2,675,000

DIVERSIFIED FINANCIAL SERVICES - 6.9%
 Capital One Bank                                  6.500   06/13/2013     2,500,000      2,731,723
 Citicorp                                          7.250   10/15/2011     2,000,000      2,320,226
 E*Trade Financial Corp.*                          8.000   06/15/2011     2,500,000      2,687,500
 Gabelli Asset Management                          5.500   05/15/2013     1,000,000        981,664
 General Electric Capital Corp.                    5.000   03/30/2019     3,000,000      2,861,853
 Goldman Sachs Group LP *                          8.000   03/01/2013     1,000,000      1,182,115
 Household Finance Corp.                           6.375   08/01/2010     1,000,000      1,086,702
 Jefferies Group, Inc.                             7.750   03/15/2012     2,250,000      2,552,940
 JPM Capital Trust II                              7.950   02/01/2027     1,000,000      1,091,129
 JP Morgan Chase & Co.                             6.625   03/15/2012       500,000        559,659
 Lehman Brothers Holdings, Inc.                    8.500   08/01/2015     2,000,000      2,512,290
 MBNA Corp.                                        5.000   06/15/2015     2,000,000      1,964,858
 Morgan Stanley Group, Inc.                        7.000   10/01/2013     1,000,000      1,122,746
 Morgan Stanley                                    6.750   10/15/2013     1,250,000      1,394,971
 Transamerica Capital II*                          7.650   12/01/2026     2,500,000      2,809,740



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
-------------------------------------------------





                                                                        Principal
Fixed Income Securities                        Coupon      Maturity     Amount        Value
----------------------------------------       ---------   ----------  ------------   ------------
ELECTRIC - 5.8%
 Commonwealth Edison Co.                           6.950   07/15/2018  $  2,000,000  $   2,301,700
 Constellation Energy Grp., Inc                    7.600   04/01/2032     2,000,000      2,419,062
 Duke Energy Corp.                                 6.000   12/01/2028     2,750,000      2,786,938
 Hydro Quebec                                      8.400   01/15/2022       300,000        412,016
 Indianapolis Power & Light                        7.050   02/01/2024     1,000,000      1,021,886
 Jersey Central Power & Light                      6.750   11/01/2025     1,500,000      1,536,186
 Ohio Power Co.                                    6.375   07/15/2033     2,000,000      2,101,806
 Oklahoma Gas & Electric                           7.300   10/15/2025     2,350,000      2,467,516
 Pepco Holdings, Inc.                              7.450   08/15/2032     2,000,000      2,381,294
 Potomac Electric Power                            7.375   09/15/2025       500,000        527,386
 PSEG Power                                        5.500   12/01/2015     1,500,000      1,528,634
 Reliant Energy HL&P                               9.150   03/15/2021     1,300,000      1,788,010
 Southern Power Co.                                4.875   07/15/2015     2,000,000      1,968,934

ELECTRONICS - 1.8%
 Flextronics                                       6.500   05/15/2013     2,750,000      2,818,750
 Koninklijke Philips Electronic                    7.250   08/15/2013     2,000,000      2,319,654
 Thomas & Betts Corp.                              7.250   06/01/2013     2,000,000      2,193,836

ENGINEERING & CONSTRUCTION - 0.5%
 The Shaw Group, Inc.                             10.750   03/15/2010     2,000,000      2,205,000

ENVIRONMENTAL CONTROL - 0.5%
 Allied Waste North America                        7.375   04/15/2014     2,000,000      1,914,999

FOOD - 0.2%
 ConAgra Foods, Inc.                               9.750   03/01/2021       500,000        704,558

FOREST PRODUCTS & PAPER - 2.5%
 Bowater, Inc.                                     9.500   10/15/2012       700,000        801,338
 Champion International Corp.                      7.350   11/01/2025     3,000,000      3,461,778
 Neenah Paper, Inc.*                               7.375   11/15/2014     1,500,000      1,522,500
 Tembec Industries, Inc.                           8.500   02/01/2011     2,000,000      2,010,000
 Weyerhaeuser Co.                                  6.950   08/01/2017     1,955,000      2,224,667



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
-------------------------------------------------





                                                                        Principal
Fixed Income Securities                        Coupon      Maturity     Amount        Value
---------------------------------------        ---------   ----------  ------------  -------------
HEALTHCARE-SERVICES - 1.1%
 HCA, Inc.                                         6.750   07/15/2013  $  2,000,000  $   2,078,650
 Radiologix, Inc.                                 10.500   12/15/2008     2,100,000      2,310,000

HOLDING COMPANIES-DIVERSIFIED - 0.6%
 Leucadia National Corp.                           7.000   08/15/2013     2,500,000      2,575,000

HOME BUILDERS - 1.5%
 Beazer Homes USA, Inc.                            8.375   04/15/2012     1,500,000      1,649,999
 K Hovnanian Enterprises, Inc.                     8.875   04/01/2012     2,000,000      2,210,000
 Standard-Pacific Corp.                            9.250   04/15/2012     2,000,000      2,320,000

INSURANCE - 3.9%
 Allstate Corp./The                                7.500   06/15/2013     1,000,000      1,190,427
 Cigna Corp.                                       7.650   03/01/2023     1,500,000      1,743,287
 Cigna Corp.                                       7.875   05/15/2027     1,000,000      1,212,216
 Continental Corp.                                 8.375   08/15/2012       600,000        685,776
 Hartford Financial Services                       7.300   11/01/2015     1,500,000      1,727,078
 Lincoln National Corp.                            7.000   03/15/2018       891,000      1,015,470
 Lion Connecticut Holdings, Inc                    7.250   08/15/2023     1,000,000      1,140,630
 Lion Connecticut Holdings, Inc                    6.750   09/15/2013     1,000,000      1,098,083
 Loews Corp.                                       8.875   04/15/2011     1,000,000      1,179,825
 MBIA, Inc.                                        9.375   02/15/2011       750,000        954,948
 Provident Cos, Inc.                               7.000   07/15/2018     2,500,000      2,415,625
 Travelers Property Casualty                       7.750   04/15/2026     1,000,000      1,190,602

INVESTMENT COMPANIES - 0.7%
 Credit Suisse First Boston USA                    6.125   11/15/2011     2,500,000      2,726,188

LEISURE TIME - 1.0%
 Brunswick Corp.                                   7.375   09/01/2023       975,000      1,158,471
 Royal Carribean Cruises Ltd.                      8.750   02/02/2011     2,500,000      2,953,125

LODGING - 4.1%
 Aztar Corp.                                       9.000   08/15/2011     2,100,000      2,315,249
 Hilton Hotels Corp.                               7.500   12/15/2017     2,100,000      2,455,274
 ITT Corp.                                         7.375   11/15/2015     2,000,000      2,225,000
 Mandalay Resort Group                            10.250   08/01/2007     1,500,000      1,695,000
 Mandalay Resort Group                             7.625   07/15/2013       450,000        492,750
 Mirage Resorts, Inc.                              7.250   08/01/2017     3,000,000      3,105,000
 MTR Gaming Group, Inc.                            9.750   04/01/2010     1,750,000      1,925,000
 Station Casinos, Inc.                             6.875   03/01/2016     2,000,000      2,082,500



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
------------------------------------------------





                                                                        Principal
Fixed Income Securities                        Coupon      Maturity     Amount        Value
---------------------------------------        ---------  -----------  ------------  -------------
MACHINERY-DIVERSIFIED - 0.4%
 Clark Equipment Co.                               8.000   05/01/2023  $    500,000  $     617,208
 Deere & Co.                                       8.950   06/15/2019     1,000,000      1,179,253

MEDIA - 5.3%
 ABC, Inc.                                         8.750   08/15/2021     1,242,000      1,556,433
 CBS Corp.                                         8.625   08/01/2012       750,000        924,419
 Comcast Cable Communications                      7.125   06/15/2013     1,000,000      1,158,545
 Comcast Cable Communications                      8.875   05/01/2017     1,000,000      1,312,091
 COX Communications, Inc.                          6.850   01/15/2018     1,250,000      1,331,075
 COX Enterprises, Inc.*                            7.375   07/15/2027     1,000,000      1,071,807
 CSC Holdings, Inc.                                7.625   04/01/2011     2,000,000      2,155,000
 Echostar DBS Corp.*                               6.625   10/01/2014     3,000,000      3,037,500
 News America Holdings                             8.000   10/17/2016     1,000,000      1,219,473
 News America Holdings                             8.250   08/10/2018     1,000,000      1,239,910
 Rogers Cable, Inc.                                6.250   06/15/2013     2,000,000      2,005,000
 Time Warner Cos., Inc.                            9.125   01/15/2013     1,000,000      1,285,539
 Time Warner Cos., Inc.                            7.250   10/15/2017     1,000,000      1,164,313
 Turner Broadcasting System                        8.375   07/01/2013       750,000        924,115
 Walt Disney Co.                                   6.300   01/25/2022     1,000,000        984,509

MINING - 1.4%
 BHP Finance USA Ltd.                              7.250   03/01/2016     1,000,000      1,184,520
 CRA Finance Ltd.                                  7.125   12/01/2013       500,000        574,400
 Freeport-McMoRan                                  6.875   02/01/2014     2,000,000      1,987,500
 Placer Dome, Inc.                                 7.750   06/15/2015     1,500,000      1,789,538

MORTGAGE BACKED - 7.3%
 Ginnie Mae                                        5.500   06/20/2033     2,386,373      2,437,360
 Ginnie Mae                                        5.500   07/20/2033     1,226,895      1,253,109
 Ginnie Mae                                        5.000   09/20/2033     1,755,181      1,756,700
 Ginnie Mae                                        5.500   05/20/2034     2,829,102      2,888,273
 Ginnie Mae                                        5.500   06/20/2034     2,912,636      2,973,554
 Ginnie Mae                                        5.500   07/15/2034       953,762        974,607
 Ginnie Mae                                        5.500   07/20/2034     1,938,972      1,979,526
 Ginnie Mae                                        5.500   08/20/2034     2,914,986      2,975,954
 Ginnie Mae                                        5.500   09/15/2034     2,925,516      2,989,453
 Ginnie Mae                                        5.500   09/20/2034     2,944,492      3,006,077
 Ginnie Mae                                        5.500   10/20/2034     2,979,437      3,041,752
 Ginnie Mae                                        5.500   11/20/2034     2,993,776      3,056,391



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
-------------------------------------------------





                                                                        Principal
Fixed Income Securities                        Coupon      Maturity     Amount        Value
--------------------------------------         ---------   ----------  ------------  -------------
OIL & GAS - 5.1%
 Burlington Resources, Inc.                        9.125   10/01/2021  $    700,000  $     949,810
 Burlington Resources, Inc.                        8.200   03/15/2025       750,000        960,294
 ConocoPhillips                                    7.125   03/15/2028     1,000,000      1,103,165
 Husky Oil Co.                                     7.550   11/15/2016     2,000,000      2,352,230
 Kerr-McGee Corp.                                  7.000   11/01/2011     2,200,000      2,205,029
 Louisiana Land & Exploration                      7.625   04/15/2013     1,000,000      1,170,823
 Louisiana Land & Exploration                      7.650   12/01/2023       750,000        899,243
 Noble Drilling Corp.                              7.500   03/15/2019     2,000,000      2,407,966
 Ocean Energy, Inc.                                7.500   09/15/2027     2,000,000      2,338,610
 Parker Drilling Co.                              10.125   11/15/2009       356,000        373,800
 Pride International, Inc.*                        7.375   07/15/2014     2,070,000      2,261,475
 Transocean, Inc.                                  7.375   04/15/2018     2,000,000      2,366,152
 USX Corp.                                         9.375   02/15/2012       750,000        958,130

PHARMACEUTICALS - 1.2%
 Biovail Corp.                                     7.875   04/01/2010     2,000,000      2,070,000
 Wyeth                                             6.450   02/01/2024     2,500,000      2,658,980

PIPELINES - 0.2%
 Nova Gas Transmission                             7.875   04/01/2023       600,000        748,775

RETAIL - 2.4%
 Autozone, Inc.                                    5.500   11/15/2015     2,500,000      2,401,102
 Darden Restaurants, Inc.                          7.125   02/01/2016     2,000,000      2,289,954
 May Department Stores Co./The                     8.300   07/15/2026     2,000,000      2,167,714
 McDonald's Corp.                                  7.310   09/15/2027     2,500,000      2,695,775

SEMICONDUCTORS - 0.4%
 Amkor Technology, Inc.                            7.750   05/15/2013     1,500,000      1,409,999

TELECOMMUNICATIONS - 4.1%
 Bell Canada                                       9.500   10/15/2010     2,250,000      2,807,552
 Bellsouth Capital Funding                         7.875   02/15/2030     1,000,000      1,245,542
 Deutsche Telekom International                    8.500   06/15/2010       750,000        893,530
 GCI, Inc.                                         7.250   02/15/2014     2,000,000      2,000,000
 GTE Corp.                                         6.840   04/15/2018     1,000,000      1,106,334
 GTE Corp.                                         8.750   11/01/2021     1,500,000      1,937,867
 Nextel Communications, Inc.                       5.950   03/15/2014     2,000,000      2,070,000
 Pacific Bell                                      6.875   08/15/2023     1,000,000      1,015,898
 Rogers Wireless, Inc.                             9.750   06/01/2016     1,000,000      1,195,000
 Rogers Wireless Comm., Inc.                       6.375   03/01/2014     1,500,000      1,485,000
 Southwestern Bell Telephone                       6.625   09/01/2024     1,000,000      1,015,004



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
------------------------------------------------





                                                                        Principal
Fixed Income Securities                        Coupon      Maturity     Amount        Value
-----------------------------------------      ---------   ----------  ------------  -------------
TRANSPORTATION - 3.2%
 Burlington Northern, Inc.                         8.750   02/25/2022  $  1,500,000  $   2,014,077
 FedEx Corp.                                       7.630   01/01/2015     1,000,000      1,103,230
 FedEx Corp.                                       8.760   05/22/2015       750,000        884,535
 Gulfmark Offshore, Inc.*                          7.750   07/15/2014     1,500,000      1,590,000
 Ship Finance International Ltd                    8.500   12/15/2013     2,250,000      2,317,500
 Stagecoach Group Plc                              8.625   11/15/2009       500,000        580,705
 Teekay Shipping Corp.                             8.875   07/15/2011     2,250,000      2,610,000
 Union Pacific Corp.                               8.350   05/01/2025     1,500,000      1,583,280

TRUCKING & LEASING - 0.5%
 Interpool, Inc.                                   7.350   08/01/2007     2,000,000      2,030,000

U.S. GOVERNMENT - 0.3%
 U.S. Treasury                                     4.000   11/15/2012     1,000,000        998,320

U.S. GOVERNMENT AGENCIES - 12.5%
 Fannie Mae                                        5.400   05/14/2018     3,000,000      2,924,063
 Fannie Mae                                        5.660   08/06/2018     1,000,000      1,001,250
 Fannie Mae                                        6.000   09/20/2019     2,000,000      2,000,625
 Fannie Mae                                        5.000   12/16/2019     2,000,000      1,975,625
 Fannie Mae                                        6.000   10/16/2023     1,000,000      1,000,000
 Fannie Mae                                        6.000   02/26/2024     2,000,000      1,998,750
 Fannie Mae                                        6.000   09/20/2024     3,000,000      3,013,125
 Federal Home Loan Bank System                     5.700   10/16/2017     1,800,000      1,800,000
 Federal Home Loan Bank System                     5.730   02/20/2018     2,000,000      2,000,000
 Federal Home Loan Bank System                     5.450   04/16/2018     2,000,000      1,985,000
 Federal Home Loan Bank System                     5.600   04/30/2018     2,000,000      1,994,375
 Federal Home Loan Bank System                     5.400   05/21/2018     2,000,000      1,965,625
 Federal Home Loan Bank System                     5.000   05/25/2018     1,000,000        933,750
 Federal Home Loan Bank System                     5.050   06/18/2018     2,500,000      2,372,656
 Federal Home Loan Bank System                     5.080   07/16/2018     1,000,000        964,063
 Federal Home Loan Bank System                     5.650   03/11/2019     3,000,000      2,984,063
 Federal Home Loan Bank System                     5.800   11/18/2019     2,000,000      1,986,875
 Freddie Mac                                       5.500   01/27/2014     3,000,000      3,004,878
 Freddie Mac                                       5.375   12/15/2014     2,000,000      2,013,110
 Freddie Mac                                       5.000   03/27/2018     5,000,000      4,875,795



See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
------------------------------------------------






Fixed Income Securities, Preferred Stock                                Shares/
and Repurchase Agreement                       Coupon      Maturity     Principal     Value
-----------------------------------------      ---------   ----------  ------------  -------------
U.S. GOVERNMENT AGENCIES - 12.5% (Continued)
 Freddie Mac                                       5.000   02/25/2019  $  2,000,000  $   1,979,166
 Freddie Mac                                       6.000   02/26/2019     1,000,000      1,000,072
 Freddie Mac                                       5.500   03/18/2019     2,500,000      2,472,425
 Freddie Mac                                       6.500   06/14/2024     2,000,000      2,057,248

WATER  - 0.5%
 United Utilities PLC                              5.375   02/01/2019     2,000,000      1,972,366
                                                                                       -----------
TOTAL FIXED INCOME SECURITIES - 93.6%
 (Cost $356,888,571)                                                                   376,011,229

TOTAL PREFERRED STOCK - 4.0%
 ABN AMRO Capital Fund VII                         6.080                     80,000      2,007,199
 Citigroup Capital IX                              6.000   02/14/2033        75,800      1,910,160
 Fleet Capital Trust IX                            6.000   08/01/2033        69,700      1,745,985
 Georgia Power Co.                                 6.000   10/15/2033        60,100      1,520,530
 Household Finance Corp.                           6.000   11/30/2033        80,000      1,997,600
 Morgan Stanley Capital Trust V                    5.750   07/15/2033        80,000      1,960,800
 National Rural Util Coop Fin.                     6.100   02/01/2044        80,000      2,005,600
 PLC Capital Trust V                               6.125   01/27/2034        40,000        984,000
 Wells Fargo Capital IX                            5.625   04/08/2034        80,000      1,929,600
 (Cost $16,223,066)

REPURCHASE AGREEMENT - 0.9%
 Fifth Third Bank, 1.30%, 1/3/05,
 dated 12/31/04, with maturity value of
 $3,426,601 (Collateralized by $3,301,215
 various Federal Home Loan Mortgage Corp.
 obligations, 5.5%-7.0%, 4/1/18-5/1/33,
 market value $3,494,583)                                                 3,426,230      3,426,230
                                                                                       -----------
TOTAL INVESTMENTS IN SECURITIES - 98.5%
 (Cost $376,537,867)                                                                   395,498,933

OTHER ASSETS LESS LIABILITIES - 1.5%                                                     6,110,949
                                                                                       -----------
TOTAL NET ASSETS - 100.0%                                                            $ 401,609,882
                                                                                     =============


* Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At December 31, 2004, the aggregate market value of these securities amounted to $17,271,892 or 4.30% of net assets.

See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - CORNERSTONE STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
------------------------------------------------






Common Stock                           Shares    Value         Common Stock                           Shares    Value
--------------------------------       --------  ------------  ----------------------------           --------  ------------
AEROSPACE / DEFENSE - 1.1%                                     FOOD - 2.0%
 United Technologies Corp.                5,100  $    527,085   Sysco Corp.                             13,300  $    507,661
                                                                WM Wrigley Jr. Co.                       7,100       491,249
BANKS - 3.6%
 Bank of America Corp.                   10,800       507,492  HEALTHCARE-PRODUCTS - 7.4%
 Fifth Third Bancorp                      7,500       354,750   Biomet, Inc.                             8,300       360,137
 Synovus Financial Corp.                 15,200       434,416   Boston Scientific Corp.*                10,400       369,720
 Wells Fargo & Co.                        8,000       497,200   Guidant Corp.                            6,600       475,860
                                                                Johnson & Johnson                       13,200       837,144
BEVERAGES - 2.8%                                                Medtronic, Inc.                          9,800       486,766
 Anheuser-Busch Cos., Inc.                8,850       448,961   St. Jude Medical, Inc.*                 10,000       419,300
 Coca-Cola Co./The                       10,550       439,302   Stryker Corp.                            9,600       463,200
 PepsiCo, Inc.                            9,600       501,120   Zimmer Holdings, Inc.*                   3,700       296,444

BIOTECHNOLOGY - 2.1%                                           HEALTHCARE-SERVICES - 3.0%
 Amgen, Inc.*                            10,400       667,160   Quest Diagnostics                        4,600       439,530
 Genzyme Corp.*                           6,200       360,034   UnitedHealth Group, Inc.                 6,600       580,998
                                                                WellPoint, Inc.*                         4,400       506,000
COMMERCIAL SERVICES - 1.5%
 Apollo Group, Inc.*                      4,600       371,266  INSURANCE - 3.4%
 Paychex, Inc.                           11,200       381,696   AMBAC Financial Group, Inc.              6,000       492,780
                                                                American International Group            11,487       754,351
COMPUTERS - 4.4%                                                Berkshire Hathaway, Inc.*                    5       442,500
 Dell, Inc.*                             21,000       884,940
 IBM Corp.                                5,200       512,616  INTERNET - 4.5%
 Lexmark International, Inc.*             5,400       459,000   Amazon.Com, Inc.*                        7,000       310,030
 Network Appliance, Inc.*                10,500       348,810   eBay, Inc.*                              6,900       802,746
                                                                Iac/InterActiveCorp*                    13,200       364,584
COSMETICS/PERSONAL CARE - 2.0%                                  Symantec Corp.*                         16,600       427,616
 Gillette Co./The                        10,100       452,278   Yahoo!, Inc.*                            9,200       346,656
 Procter & Gamble Co.                    10,200       561,816
                                                               LEISURE TIME - 0.9%
DIVERSIFIED FINANCIAL SERVICES - 6.0%                           Harley-Davidson, Inc.                    7,300       443,475
 Bear Stearns Cos., Inc./The              3,900       399,009
 Capital One Financial Corp.              5,500       463,155  MEDIA - 3.8%
 Citigroup, Inc.                         22,566     1,087,230   Clear Channel Communications            10,700       358,343
 JP Morgan Chase & Co.                   10,784       420,684   Comcast Corp.*                          13,000       426,920
 MBNA Corp.                              14,600       411,574   Comcast Corp.*                           2,500        83,200
 Morgan Stanley                           4,400       244,288   Time Warner, Inc.*                      28,250       549,180
                                                                Walt Disney Co.                         16,800       467,040
ENTERTAINMENT - 0.9%
 International Game Technology           13,300       457,254





See Notes To Financial Statements

ADVANCE CAPITAL I, INC. - CORNERSTONE STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
------------------------------------------------




                                                               Common Stock, Warrants and             Shares/
Common Stock                           Shares    Value         Repurchase Agreement                   Principal Value
----------------------------------     --------  ------------  -------------------------------        --------- ------------
MISCELLANEOUS MANUFACTURING - 5.8%                             SOFTWARE - 9.4%
 3M Co.                                   6,300  $    517,041   Adobe Systems, Inc.                      7,500  $    470,550
 Danaher Corp.                            2,100       120,750   Automatic Data Processing                9,000       399,150
 General Electric Co.                    42,200     1,540,300   Electronic Arts, Inc.*                  10,200       629,136
 Illinois Tool Works, Inc.                4,800       444,864   First Data Corp.                        11,600       493,464
 Tyco International, Ltd.                 7,800       278,772   Fiserv, Inc.*                           13,300       534,527
                                                                Microsoft Corp.                         49,700     1,327,984
OIL & GAS - 3.7%                                                Oracle Corp.*                           37,100       509,012
 ChevronTexaco Corp.                      9,200       483,092   Veritas Software Corp.*                 13,800       393,990
 EOG Resources, Inc.                      4,300       306,848
 Exxon Mobil Corp.                       20,544     1,053,085  TELECOMMUNICATIONS - 4.1%
                                                                Cisco Systems, Inc.*                    44,300       855,876
PHARMACEUTICALS - 5.7%                                          Qualcomm, Inc.                          17,300       733,520
 Abbott Laboratories                     11,100       517,815   Verizon Communications, Inc.            11,046       447,473
 Allergan, Inc.                           3,400       275,638
 Barr Pharmaceuticals, Inc.*              6,150       280,071  TEXTILES - 0.8%
 Express Scripts, Inc.*                   4,100       313,404   Cintas Corp.                             8,700       381,582
 Forest Laboratories, Inc.*               6,200       278,132
 Gilead Sciences, Inc.*                  10,100       353,399  TRANSPORTATION - 1.0%
 Pfizer, Inc.                            31,975       859,808   United Parcel Service, Inc.              6,100       521,306

RETAIL - 10.4%                                                 U.S. GOVERNMENT AGENCIES - 1.9%
 Bed Bath & Beyond, Inc.*                 9,700       386,351   Fannie Mae                               7,100       505,591
 Best Buy Co., Inc.                       8,100       481,302   Freddie Mac                              6,300       464,310
 Home Depot, Inc.                        12,600       538,524                                                     ----------
 Kohl's Corp.*                            7,100       349,107  TOTAL COMMON STOCK - 99.6%
 Lowe's Cos., Inc.                        9,800       564,382   (Cost $46,964,060)                                49,902,123
 Starbucks Corp.*                         8,800       548,768
 Target Corp.                             8,400       436,212  WARRANTS - 0.0%
 TJX Cos., Inc.                          17,700       444,801   Lucent Technologies                      3,506         5,539
 Walgreen Co.                            11,900       456,603   (Cost $0)
 Wal-Mart Stores, Inc.                   19,300     1,019,427
                                                               REPURCHASE AGREEMENT - 0.4%
SEMICONDUCTORS - 7.4%                                           Fifth Third Bank, 1.30%, 1/3/05,
 Analog Devices, Inc.                     9,000       332,280   dated 12/31/04, with maturity value of
 Applied Materials, Inc.*                19,300       330,030   $184,627 (Collateralized by $184,790
 Intel Corp.                             33,100       774,209   Fderal Home Loan Mortgage Corp.
 Kla-Tencor Corp.*                        8,200       381,956   obligation, 5.50%, 5/1/33,
 Linear Technology Corp.                 12,900       500,004   market value $188,523)               $ 184,607       184,607
 Maxim Integrated Products               11,000       466,290                                                     ----------
 Microchip Technology, Inc.               6,400       170,176  TOTAL INVESTMENTS IN SECURITIES - 100.0%
 QLogic Corp.*                            9,500       348,935   (Cost $47,148,667)                                50,092,269
 Xilinx, Inc.                            13,000       385,710
                                                               OTHER ASSETS LESS LIABILITIES - 0.0%                      868
                                                                                                                  ----------
* Securities are non-income producing                          TOTAL NET ASSETS - 100.0%                        $ 50,093,137
                                                                                                                ============


See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
-----------------------------------------------





                                              EQUITY         BALANCED       RETIREMENT     CORNERSTONE
                                              GROWTH FUND     FUND          INCOME FUND    STOCK FUND
                                              -------------  -------------  ------------   -------------
ASSETS
 Investments in securities at value . . . .   $ 174,611,287  $ 343,255,759  $ 395,498,933  $  50,092,269
  (Cost $127,394,231; $293,689,751;
  $376,537,867; $47,148,667, respectively)
 Cash   . . . . . . . . . . . . . . . . . .         123,235        198,099         73,141          4,283
 Receivables
  Dividends and interest  . . . . . . . . .          76,440      2,106,842      6,342,800         29,140
 Prepaid expenses   . . . . . . . . . . . .           6,888         12,876         15,571          2,878
                                              -------------  -------------  -------------  -------------
 Total assets . . . . . . . . . . . . . . .     174,817,850    345,573,576    401,930,445     50,128,570


LIABILITIES
 Payable to affiliated entities
  Investment advisory fees  . . . . . . . .         101,451        184,366        152,910         17,015
  Distribution fees   . . . . . . . . . . .           2,246          4,502          5,447            685
 Accounts payable and accrued expenses  . .          10,528         18,667         20,894          3,354
 Capital shares payable . . . . . . . . . .               0         11,000        110,882         13,333
 Distributions payable  . . . . . . . . . .               0          5,742         30,430          1,046
                                              -------------   ------------   ------------   ------------
 Total liabilities  . . . . . . . . . . . .         114,225        224,277        320,563         35,433
                                              -------------   ------------   ------------   ------------
 Net assets   . . . . . . . . . . . . . . .   $ 174,703,625  $ 345,349,299  $ 401,609,882  $  50,093,137
                                              =============  =============  =============  =============

NET ASSETS
 Paid-in capital  . . . . . . . . . . . . .   $ 127,486,569  $ 295,803,205  $ 392,724,605  $  76,405,735
 Accumulated undistributed net realized
  loss on investments . . . . . . . . . . .               0        (14,172)   (10,075,789)   (29,256,200)
 Accumulated overdistributed net
  investment income . . . . . . . . . . . .               0         (5,742)             0              0
 Net unrealized appreciation in value
  of investments    . . . . . . . . . . . .      47,217,056     49,566,008     18,961,066      2,943,602
                                              -------------  -------------  -------------  -------------
 Net assets   . . . . . . . . . . . . . . .   $ 174,703,625  $ 345,349,299  $ 401,609,882  $  50,093,137
                                              =============  =============  =============  =============

SHARES OUTSTANDING  . . . . . . . . . . . .       7,099,771     19,233,524     39,528,575      6,119,003
                                              =============  =============  =============  =============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE   . . . . . . .   $       24.61  $       17.96  $       10.16  $        8.19
                                              =============  =============  =============  =============



See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
------------------------------------------------------






                                            EQUITY         BALANCED       RETIREMENT     CORNERSTONE
                                            GROWTH FUND    FUND           INCOME FUND    STOCK FUND
                                            -------------  -------------  -------------  -------------
INVESTMENT INCOME
 Interest . . . . . . . . . . . . . . . .   $       5,188  $   7,099,461  $  21,158,710  $         746
 Dividends  . . . . . . . . . . . . . . .         716,003      3,453,994              0        716,465
                                            -------------  -------------   ------------   ------------
 Total investment income  . . . . . . . .         721,191     10,553,455     21,158,710        717,211

EXPENSES
 Paid to affiliates:
  Investment advisory fees  . . . . . . .       1,095,940      2,058,934      1,532,965        203,784
  Distribution fees . . . . . . . . . . .         391,407        799,516        833,103        127,365
 Paid to others:
  Custodial fees  . . . . . . . . . . . .          20,094         35,053         21,822         12,189
  Directors fees and expenses . . . . . .           9,712         19,693         19,539          2,893
  Professional fees   . . . . . . . . . .          11,126         22,598         21,916          2,848
  Shareholder reporting costs . . . . . .          26,885         48,002         54,719         14,666
  Registration and filing fees  . . . . .           4,881          7,752          6,413          3,558
  Other operating expenses    . . . . . .          14,213         29,371         32,326          4,741
                                             ------------   ------------    -----------    -----------
 Total expenses . . . . . . . . . . . . .       1,574,258      3,020,919      2,522,803        372,044
                                             ------------   ------------    -----------    -----------
NET INVESTMENT INCOME (LOSS)  . . . . . .        (853,067)     7,532,536     18,635,907        345,167

REALIZED GAIN (LOSS) ON INVESTMENTS
 Proceeds from securities sold  . . . . .      68,101,719    124,685,077    121,578,940     20,510,774
 Cost of securities sold  . . . . . . . .     (41,663,183)   (94,075,319)  (116,134,201)   (25,628,374)
                                             ------------   ------------    -----------    -----------
 Net realized gain (loss) on investments       26,438,536     30,609,758      5,444,739     (5,117,600)

UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Appreciation (Depreciation), Beginning
  of year   . . . . . . . . . . . . . . .      50,954,825     59,436,521     13,420,497     (4,272,264)
 Net change due to merger with Bond Fund                0              0      4,941,534              0
 Appreciation, End of year  . . . . . . .      47,217,056     49,566,008     18,961,066      2,943,602
                                             ------------   ------------    -----------    ------------
 Net change in unrealized gain (loss)
  on investments  . . . . . . . . . . . .      (3,737,769)    (9,870,513)       599,035      7,215,866
                                             ------------   ------------    -----------    ------------
NET GAIN ON INVESTMENTS   . . . . . . . .      22,700,767     20,739,245      6,043,774      2,098,266
                                             ------------   ------------    -----------    ------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS  . . . . . . .   $  21,847,700  $  28,271,781  $  24,679,681  $   2,443,433
                                            =============  =============  =============  ==============







See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004 AND 2003
---------------------------------------------------------------------






                                                                     EQUITY GROWTH FUND          BALANCED FUND
                                                                     --------------------------  --------------------------
                                                                     2004          2003          2004          2003
                                                                     ------------- ------------  ------------  ------------
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss) . . . . . . . . . . . . . . . . . .   $   (853,067) $   (751,334) $  7,532,536  $  6,281,055
  Net realized gain on investments . . . . . . . . . . . . . . . .     26,438,536     3,282,836    30,609,758     3,803,861
  Net change in unrealized gain (loss) on investments  . . . . . .     (3,737,769)   34,963,384    (9,870,513)   36,983,973
                                                                     ------------  ------------  ------------  ------------
  Net increase in net assets resulting from operations . . . . . .     21,847,700    37,494,886    28,271,781    47,068,889

 Distributions to Shareholders:
  Net investment income    . . . . . . . . . . . . . . . . . . . .              0             0    (7,540,986)   (6,354,683)
  Net realized gain on investments   . . . . . . . . . . . . . . .    (20,545,268)            0   (29,578,712)            0
  Return of Capital  . . . . . . . . . . . . . . . . . . . . . . .       (303,387)            0       (99,212)            0
                                                                      -----------   -----------   ------------   ----------
  Total distributions to shareholders  . . . . . . . . . . . . . .    (20,848,655)            0   (37,218,910)   (6,354,683)

 Share Transactions:
  Net proceeds from sale of shares   . . . . . . . . . . . . . . .     16,819,485    16,982,138    51,186,109    53,800,794
  Reinvestment of distributions  . . . . . . . . . . . . . . . . .     20,726,209             0    36,935,479     6,796,014
  Cost of shares reacquired  . . . . . . . . . . . . . . . . . . .     (9,322,886)   (8,115,068)  (31,532,547)  (27,372,150)
                                                                      -----------   -----------   -----------   -----------
  Net increase derived from share transactions   . . . . . . . . .     28,222,808     8,867,070    56,589,041    33,224,658

  Net increase in net assets   . . . . . . . . . . . . . . . . . .     29,221,853    46,361,956    47,641,912    73,938,864

NET ASSETS
  Beginning of year  . . . . . . . . . . . . . . . . . . . . . . .    145,481,772    99,119,816   297,707,387   223,768,523
                                                                      -----------  ------------   -----------   -----------
  End of year  . . . . . . . . . . . . . . . . . . . . . . . . . .   $174,703,625  $145,481,772  $345,349,299  $297,707,387
                                                                     ============  ============  ============  ============
NUMBER OF SHARES
  Sold     . . . . . . . . . . . . . . . . . . . . . . . . . . . .        662,847       807,404     2,736,260     3,167,028
  Shares issued from reinvestment of distributions . . . . . . . .        841,503             0     2,042,321       405,180
  Reacquired   . . . . . . . . . . . . . . . . . . . . . . . . . .       (365,505)     (393,966)   (1,684,065)   (1,626,257)
                                                                     ------------  ------------   -----------  ------------
  Net increase in shares outstanding   . . . . . . . . . . . . . .      1,138,845       413,438     3,094,516     1,945,951

  Outstanding:
   Beginning of year . . . . . . . . . . . . . . . . . . . . . . .      5,960,926     5,547,488    16,139,008    14,193,057
                                                                     ------------  ------------   -----------   -----------
   End of year   . . . . . . . . . . . . . . . . . . . . . . . . .      7,099,771     5,960,926    19,233,524    16,139,008
                                                                     ============  ============   ===========   ===========



See Notes To Financial Statements

ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS - Continued
YEARS ENDED DECEMBER 31, 2004 AND 2003
---------------------------------------------------------------------



                                                                     RETIREMENT                  CORNERSTONE
                                                                     INCOME FUND                 STOCK FUND
                                                                     --------------------------  --------------------------
                                                                     2004          2003          2004          2003
                                                                     ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net investment income  . . . . . . . . . . . . . . . . . . . . .   $ 18,635,907  $ 12,119,527  $    345,167  $    236,906
  Net realized gain (loss) on investments  . . . . . . . . . . . .      5,444,739       985,318    (5,117,600)   (3,170,919)
  Net change in unrealized gain (loss) on investments  . . . . . .        599,035     5,733,378     7,215,866    14,182,703
                                                                     ------------  ------------  ------------   -----------
  Net increase (decrease) in net assets resulting from operations      24,679,681    18,838,223     2,443,433    11,248,690

 Distributions to Shareholders:
  Net investment income    . . . . . . . . . . . . . . . . . . . .    (18,665,354)  (12,128,152)     (345,167)     (239,988)
                                                                     ------------  ------------  ------------    ----------
  Total distributions to shareholders  . . . . . . . . . . . . . .    (18,665,354)  (12,128,152)     (345,167)     (239,988)

 Share Transactions:
  Net proceeds from sale of shares   . . . . . . . . . . . . . . .     31,676,899     7,574,518     2,271,246     5,321,514
  Reinvestment of distributions  . . . . . . . . . . . . . . . . .     18,354,395    12,998,299       344,121       432,601
  Shares issued in connection with merger with Bond Fund . . . . .    183,401,523             0             0             0
  Cost of shares reacquired  . . . . . . . . . . . . . . . . . . .    (39,752,530)  (25,218,651)   (7,687,070)   (4,499,436)
                                                                      -----------   -----------   -----------    ----------
  Net increase (decrease) derived from share transactions  . . . .    193,680,287    (4,645,834)   (5,071,703)    1,254,679
                                                                      -----------   -----------   -----------    ----------
  Net increase (decrease) in net assets  . . . . . . . . . . . . .    199,694,614     2,064,237    (2,973,437)   12,263,381

NET ASSETS
  Beginning of year  . . . . . . . . . . . . . . . . . . . . . . .    201,915,268   199,851,031    53,066,574    40,803,193
                                                                      -----------   -----------   -----------    ----------
  End of year  . . . . . . . . . . . . . . . . . . . . . . . . . .   $401,609,882  $201,915,268  $ 50,093,137  $ 53,066,574
                                                                     ============  ============  ============  ============
NUMBER OF SHARES
  Sold   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,155,627       757,772       287,977       765,366
  Shares issued from reinvestment of distributions . . . . . . . .      1,832,494     1,309,033        42,017        61,800
  Shares issued in connection with merger with Bond Fund . . . . .     18,435,654             0             0             0
  Reacquired   . . . . . . . . . . . . . . . . . . . . . . . . . .     (3,965,443)   (2,537,603)     (977,881)     (659,831)
                                                                     ------------  ------------  ------------   -----------
  Net increase (decrease) in shares outstanding  . . . . . . . . .     19,458,332      (470,798)     (647,887)      167,335

  Outstanding:
   Beginning of year   . . . . . . . . . . . . . . . . . . . . . .     20,070,243    20,541,041     6,766,890     6,599,555
                                                                     ------------  ------------  -------------  -----------
   End of year   . . . . . . . . . . . . . . . . . . . . . . . . .     39,528,575    20,070,243     6,119,003     6,766,890
                                                                     ============  ============  =============  ===========



See Notes To Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1.  ORGANIZATION OF THE COMPANY

     Advance Capital I, Inc. (the "COMPANY") is a Maryland Corporation organized on March 6, 1987 that commenced operations on August 5, 1987. The COMPANY is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the following portfolios:
Equity Growth Fund, Balanced Fund, Retirement Income Fund and Cornerstone Stock Fund.

     Under the Funds' organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The
Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Note 2.  ACCOUNTING POLICIES

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     The following is a summary of significant accounting policies followed by the COMPANY.

Security Valuation

     Securities for which exchange quotations are readily available are valued at the last sale price at the close of business. If there is no sale price, they are valued at the last bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Fair value procedures may also be used if the adviser determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which a fund's net asset value is calculated. Money market instruments or short-term debt held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost which approximates market.

Repurchase Agreements

     The Fund may engage in repurchase agreement transactions. When a fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis. The seller under a repurchase agreement is required to maintain the collateral held pursuant to the agreement valued at not less than the repurchase price (including accrued interest). If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Expenses

     Most expenses of the COMPANY can be directly attributed to a fund. Expenses which cannot be directly attributed are generally apportioned between the Funds on the basis of average net assets.

Federal Income Taxes

     It is each Fund's policy to meet the requirements to qualify each year as a registered investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided. Capital losses are available to offset future capital gains, if any.

Dividends

     Income dividends in the Balanced Fund and Retirement Income Fund are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth Fund and Cornerstone Stock Fund, if any, are declared annually and paid on the last business day of the year. Capital gain distributions, if any, are declared annually and paid in December.

     The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

Other

     Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the specific identification method for book and tax purposes. Net investment losses, for which no carryover is permitted, are offset against paid in capital.


Note 3.  TRANSACTIONS WITH AFFILIATES
		     Advance Capital Management, Inc. ("MANAGEMENT")
(a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY's investment adviser. T. Rowe Price Associates, Inc. ("TRPA") serves as sub-adviser for that portion of the portfolio of assets of the Equity Growth Fund and Balanced Fund which are determined by MANAGEMENT to be invested in common stocks. Advance Capital Services, Inc. ("SERVICES") (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the COMPANY's shares. Advance Capital Group, Inc. ("GROUP") is the COMPANY's Administrator, Transfer Agent and Dividend Disbursing Agent. For services provided by MANAGEMENT, the COMPANY pays a fee equal on an annual basis to .70% of the average daily net assets for the first $200 million of the Equity Growth and Balanced Funds and .55% of the average daily net assets exceeding $200 million , .50% of the average daily net assets for the first $200 million of the Retirement Income Fund and .40% of the average daily net assets exceeding $200 million, and .40% of the average daily net assets of the Cornerstone Stock Fund. For its services, TRPA is paid a fee by MANAGEMENT equal on an annual basis to ..20% of the average daily net assets of the Equity Growth Fund and that portion of the Balanced Fund invested in common stocks for the first $100 million of assets managed and .15% of the average daily net assets exceeding $100 million. GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will compensate SERVICES for expenses incurred in connection with the distribution of fund shares of the Equity Growth, Balanced, Retirement Income and Cornerstone
Stock Funds, at .25% of each fund's average daily net assets.

     The COMPANY was charged investment advisory fees of $4,891,623 by MANAGEMENT for 2004. The COMPANY was charged distribution fees of $2,151,391 by SERVICES for 2004. At December 31, 2004 an employee retirement plan sponsored by SERVICES owned 98,760 shares (1.4%) of the Equity Growth Fund, 30,403 shares (0.2%) of the Balanced Fund, 1,708 shares (0.0%) of the Retirement Income Fund and 24,028 shares (0.4%) of the Cornerstone Stock Fund.

     Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY. Directors fees are only paid to outside directors and consist of a $13,500 annual retainer.

Note 4.  INVESTMENT PORTFOLIO TRANSACTIONS

     The cost of purchases and proceeds from sales of investments, other than short-term obligations, for 2004 were as follows:


                   Equity                      Retirement   Cornerstone
                   Growth Fund  Balanced Fund  Income Fund  Stock Fund
                   -----------  -------------  -----------  -----------
Purchases          $74,909,487  $151,957,907   $130,881,497	$15,548,387
Sales	              68,387,186   124,693,973    121,564,879	20,510,774


      The cost of purchases and proceeds from sales of U.S.
Government securities included above were as follows:


                  Equity                      Retirement    Cornerstone
                  Growth Fund	 Balanced Fund  Income Fund   Stock Fund
                  -----------  -------------  -----------   -----------
Purchases	             None	          None         None          None
Sales	                   None     $1,469,414     $502,266          None



     At December 31, 2004, the gross unrealized net appreciation and depreciation of securities for financial reporting and Federal income tax purposes consisted of the following:



                               Equity          Balanced   Retirement    Cornerstone
                               Growth Fund     Fund       Income Fund   Stock Fund
                               -----------  -----------   -----------   -----------
Unrealized Appreciation	       $53,466,071  $54,346,812   $20,946,573    $7,242,114
Unrealized Depreciation	        (6,249,015)  (4,794,976)   (1,985,507)   (4,307,224)
                               -----------  -----------   -----------   -----------
Net Unrealized Appreciation*   $47,217,056  $49,551,836   $18,961,066    $2,934,890



* The differences between book basis and tax basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales.

Note 5.  FEDERAL INCOME TAX INFORMATION

     The tax characteristics of distributions paid to shareholders during the years ended December 31, 2004 and 2003 were as follows:


                       Distributions                                                Total
                       Paid from          Long Term      Total Taxable   Return of  Distributions
2004                   Ordinary income    Capital Gain   Distributions   Capital    Paid
----                   ---------------    ------------   -------------   ---------  -------------
Equity Growth Fund                  $0     $20,545,268     $20,545,268    $303,387    $20,848,655
Balanced Fund                7,540,986      29,578,712      37,119,698      99,212     37,218,910
Retirement Income Fund      18,665,354               0      18,665,354           0     18,665,354
Cornerstone Stock Fund         345,167               0         345,167           0        345,167





                          Distributions                                            Total
                          Paid from               Total Taxable     Return of      Distributions
2003                      Ordinary income	        Distributions     Capital	     Paid
----                      ---------------         -------------     ---------      -------------
Equity Growth Fund                     $0                    $0            $0                 $0
Balanced Fund                   6,284,185             6,284,185        70,498          6,354,683
Retirement Income Fund         12,128,152            12,128,152             0         12,128,152
Cornerstone Stock Fund            236,906               236,906         3,082	           239,988




     As of December 31, 2004 the components of accumulated earnings/ (deficit) on a tax basis was as follows:


                                                              Total
	                   Accumulated                          Accumulated
                         Capital and         Unrealized       Earnings/
Fund                     Other Losses	   Appreciation	  (Deficit)
----                     ------------        ------------     -----------
Equity Growth Fund                 $0         $47,217,056     $47,217,056
Balanced Fund                       0          49,551,836      49,551,836
Retirement Income Fund    (10,075,789)         18,961,066       8,885,277
Cornerstone Stock Fund    (29,247,488)          2,934,890     (26,312,598)


     At December 31, 2004, capital loss carryovers and their expiration dates were as follows:

                           Retirement     Cornerstone
                           Income Fund	Stock Fund
                           -----------    -----------
December 31, 2007                   $0        $50,588
December 31, 2008            2,879,387      1,304,068
December 31, 2009            2,466,325      5,613,583
December 31, 2010            4,730,077     10,570,688
December 31, 2011                    0      6,591,996
December 31, 2012                    0      3,921,218
                           -----------    -----------
Total                      $10,075,789    $28,052,141



     Net capital losses incurred after October 31, 2004, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2004, the Cornerstone Stock Fund deferred to
January 1, 2005, post October losses of $1,195,347. The amount of utilized capital loss carryforward as of December 31, 2004 for Equity Growth Fund, Balanced Fund and Retirement Income Fund is $5,893,268, $1,042,511 and $5,430,679, respectively.

Note 6.  AUTHORIZED SHARES

     The COMPANY has one billion authorized shares of common stock, par value of $.001 per share. Each of the COMPANY's four portfolios has 250 million shares authorized.

Note 7.  FUND MERGER

     On April 22, 2004 the shareholders of the Advance Capital I, Inc. Bond Fund approved the agreement and plan of reorganization providing for the transfer of assets of the Advance Capital I, Inc. Bond Fund to the Advance Capital I, Inc. Retirement Income Fund and the assumption of the liabilities of the Advance Capital I, Inc. Bond Fund by the Advance Capital I, Inc. Retirement Income Fund. On April 26, 2004 the merger was transacted. The following table illustrates the specifics of the tax free merger:

                Shares issued to   Retirement Income
Bond Fund       Bond Fund          Fund                  Combined
Net Assets      Shareholders       Net Assets            Net Assets
------------    ----------------   -----------------   -------------
$183,401,523          18,435,654        $204,868,824   $388,270,347

     The transaction included capital loss carryovers and unrealized appreciation in the amount of $918,059 and $4,941,534, respectively.

Report of Independent Registered Public Accounting Firm

To the Directors and Shareholders of Advance Capital I, Inc:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund, Balanced Fund, Retirement Income Fund and Cornerstone Stock Fund (four funds constituting Advance Capital I, Inc., hereafter referred to as the "Funds") at December 31, 2004, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Columbus, Ohio
February 21, 2005

ADDITIONAL INFORMATION (Unaudited)

MANAGEMENT OF THE FUND
Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. Officers and Directors of the COMPANY, their addresses, and principal occupations during the last five years, are as follows:




                                                                        Number
                                                                        of          Other
                        Position(s) &  Year      Principal Occupations  Portfolios  Directorships
Name and Address	      Office(s)      Elected*  During past 5 Years    Overseen    Held**
-------------------------------------------------------------------------------------------------
"INTERESTED" DIRECTORS***
-------------------------------------------------------------------------------------------------
Robert J. Cappelli      President,     1987      President & Treasurer,      4          None
One Towne Square        Treasurer,               Advance Capital I,
Suite 444               and Director             Inc.;
Southfield, MI  48076                            Vice President
Age 53                                           & Treasurer,
                                                 Advance Capital
                                                 Services, Inc.
-------------------------------------------------------------------------------------------------
John C. Shoemaker       Director       1987      Retired President,           4         None
One Towne Square                                 Advance Capital I,
Suite 444                                        Inc. and Advance
Southfield, MI  48076                            Capital Management,
Age 59                                           Inc.
-------------------------------------------------------------------------------------------------
"NOT-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------------------------
Joseph A. Ahern         Director       1995      President, Attorney          4          None
One Towne Square                                 and Partner; Stark,
Suite 444                                        Reagan, P.C.
Southfield, MI  48076
Age 47
-------------------------------------------------------------------------------------------------
Dennis D. Johnson       Director       2000      Retired                      4          None
One Towne Square                                 Operating Officer,
Suite 444                                        Belgacom (Ameritech
Southfield, MI  48076                            International );
Age 65                                           Chief Management
                                                 Consultant;
                                                 Vice President - Human
                                                 Resources, Ameritech
                                                 Network Services
--------------------------------------------------------------------------------------------------




                                                                              Number
                                                                              of          Other
                         Position(s) & Year       Principal Occupations       Portfolios  Directorships
Name and Address	       Office(s)	   Elected*	  During past 5 Years	      Overseen    Held**
--------------------------------------------------------------------------------------------------------
Janice E. Loichle        Director	   2001	  Retired Vice President &        4	          None
One Towne Square                                  Chief Integration Officer,
Suite 444                                         XO Communications, Inc.
Southfield, MI 48076                              (formerly NEXTLINK
Age 57                                            Communications); Vice
                                                  President & Chief of
                                                  Local Exchange Operations,
                                                  XO Communications, Inc.;
                                                  President, NEXTLINK
                                                  Solutions
----------------------------------------------------------------------------------------------------------
Thomas L. Saeli          Director      2000       Vice President Corporate         4	 Noble
One Towne Square                                  Development, Lear                        International,
Suite 444                                         Corporation	                         Ltd.
Southfield, MI  48076
Age 48
----------------------------------------------------------------------------------------------------------
OTHER OFFICERS
----------------------------------------------------------------------------------------------------------
Christopher M. Kostiz     Vice         2003	  Vice President, Advance          4       None
One Towne Square          President               Capital I, Inc.;
Suite 444                                         President, Advance Capital
Southfield, MI 48076                              Management, Inc.; Senior
Age 36                                            Portfolio Manager, Advance
                                                  Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------
Kathy J. Harkleroad      Vice          1996       Vice President, CCO and          4        None
One Towne Square         President,               Secretary, Advance Capital
Suite 444                Chief                    I, Inc. and Advance Capital
Southfield, MI 48076     Compliance               Group, Inc.; Marketing
Age 52                   Officer &                Director, Advance Capital
                         Secretary                Services, Inc.
-----------------------------------------------------------------------------------------------------------


                                                                                  Number
                                                                                  of          Other
                      Position(s)     Year        Principal Occupations           Portfolios  Directorships
Name and Address	    & Office(s)	  Elected*    During past 5 Years             Overseen    Held**
------------------------------------------------------------------------------------------------------------
Julie A. Katynski     Vice            2003        Vice President & Assistant          4	         None
One Towne Square      President                   Secretary, Advance Capital I,
Suite 444             And                         Inc.; Vice President -
Southfield, MI 48076  Assistant                   Finance, Advance Capital
Age 39                Secretary                   Group, Inc.; Controller,
                                                  Advance Capital Group, Inc.
-------------------------------------------------------------------------------------------------------------


*There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70. **This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.
***Officers of the Funds are "interested persons" as defined in the Investment Company Act of 1940.

EXPENSE EXAMPLES:

     As a shareholder of the Advance Capital I, Inc. Funds, you incur ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Advance Capital I, Inc. Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

     The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.





                            Beginning        Ending         Expense Paid       Expense Ratio
                            Account Value    Account Value  During Period*     During Period
                            7/1/04           12/31/04		7/1/04 - 12/31/04  7/1/04 - 12/31/04
                            -------------    -------------  -----------------  -----------------
Equity Growth Fund              $1,000.00        $1,068.35              $5.20              1.00%
Balanced Fund                    1,000.00         1,066.87               4.88              0.94%
Retirement Income Fund           1,000.00         1,071.15               3.96              0.76%
Cornerstone Stock Fund           1,000.00         1,037.33               3.74              0.73%


*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below provides information about the hypothetical values and hypothetical expenses based on each Advance Capital I, Inc. Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.




                            Beginning      Ending         Expense Paid       Expense Ratio
                            Account Value  Account Value  During Period*     During Period
                            7/1/04         12/31/04       7/1/04 - 12/31/04  7/1/04 - 12/31/04
                            -------------  -------------  -----------------  -----------------
Equity Growth Fund              $1,000.00      $1,020.11              $5.08              1.00%
Balanced Fund                    1,000.00       1,020.41               4.77              0.94%
Retirement Income Fund           1,000.00       1,021.32               3.86              0.76%
Cornerstone Stock Fund           1,000.00       1,021.47               3.71              0.73%


*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year

PROXY VOTING

     The policies and procedures that Advance Capital I, Inc. uses to determine how to vote proxies relating to portfolio securities is available on the SEC's website at www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 is available at (1) without charge, upon request, by calling (800) 345-4783, and (2) on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

     The Advance Capital I, Inc. Funds file with the SEC a complete schedule of its portfolio holdings as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
(Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) This information is also available without charge , upon request, by calling (800) 345-4783.

ADVANCE CAPITAL I, INC.                      ADVANCE CAPITAL I, INC.
                                             An investment Company
                                             with four funds
INVESTMENT ADVISER:
Advance Capital Management, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076

SUB-ADVISER:                                EQUITY GROWTH FUND
(Equity Growth and Balanced Funds)          BALANCED FUND
T. Rowe Price Associates, Inc.              RETIREMENT INCOME FUND
100 East Pratt Street                       CORNERSTONE STOCK FUND
Baltimore, Maryland 21202

DISTRIBUTOR:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037

ADMINISTRATOR AND TRANSFER AGENT:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Michigan 48037

CUSTODIAN:
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM:
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

OFFICERS:
Robert J. Cappelli, President & Treasurer
Christopher M. Kostiz, Vice President
Kathy J. Harkleroad, Vice President,
Chief Compliance Officer & Secretary
Julie A. Katynski, Vice President &
Assistant Secretary

BOARD OF DIRECTORS:                          ANNUAL REPORT
Joseph A. Ahern                              DECEMBER 31, 2004
Robert J. Cappelli
Dennis D. Johnson
Janice E. Loichle
Thomas L. Saeli
John C. Shoemaker

Item 2.  Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there have been no amendments to such code of ethics nor were any waivers to such code of ethics granted. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that independent directors Janice Loichle and Thomas Saeli qualify as Audit Committee financial experts. The designation of a person as an "Audit Committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "Audit Committee financial expert" designation. Similarly, the designation of a person as an "Audit Committee financial expert" does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

Item 4.  Principal Accountant Fees and Services.

a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers ("PwC"), the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $39,000 for year ended December 31, 2004 and $45,000 for year ended
December 31, 2003

b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item were $0 for year ended December 31, 2004 and $0 for year ended December 31, 2003.

c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by PwC for tax compliance, tax advice and tax planning were $9,450 in the year ended December 31, 2004 and $0 in the year ended December 31, 2003. Such services include review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns and routine tax consulting.

d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this item were $0 for year ended December 31, 2004 and $0 for year ended December 31, 2003.

e)   (1) Audit Committee Pre-Approval Policies and Procedures


ADVANCE CAPITAL I, INC.
PRE-APPROVAL POLICIES AND PROCEDURES

As adopted by the AUDIT COMMITTEE of the Board of Directors of the Advance Capital I, Inc. Funds ("Funds")

The Sarbanes-Oxley Act of 2002 ("Act") and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules") require that the funds' audit Committee of the Board of Directors ("Audit Committee") pre-approve all audit and non-audit services provided to the fund by its independent accountant ("Auditor"). It also covers any non-audit services provided by the Auditor to the Funds' investment adviser or affiliates of the adviser that provide ongoing services to the Fund ("Service
Affiliates") IF these services directly impact the Funds' operations and financial reporting.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and non-audit services provided by the Auditor to the funds and Service Affiliates. These policies and procedures do not apply to audit services provided to Service Affiliates by the Auditors, nor do they apply to services provided by another audit firm.

These policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Fund may request and secure pre-approval of audit and non-audit services with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.   GENERAL


1. The Audit Committee must pre-approve all audit and non-audit services that the Auditor provides to the Fund.


2. The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the auditor's engagement IF the non-audit services directly impact the fund's operations and financial reporting.


B.   PRE-APPROVAL OF AUDIT SERVICES TO THE FUND

1. The audit Committee shall approve the engagement of the auditor to certify the fund's financial statements for each fiscal year
(the "Engagement").  The approval of the

Engagement shall not be delegated to a Designated Member
(see Section D below).  In approving the Engagement, the Audit
Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the fund will receive.

2.   The Audit Committee shall report to the Board of Directors
(the "Board") its approval of the Engagement and the proposed fees for such Engagement, as well as the basis for such approval.

3. Unless otherwise in accordance with applicable law, the Engagement shall require that the Auditor be selected by a vote, cast in person, of a majority of the members of the Fund's Board who are "not interested" persons of the Board (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent directors").

C. Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates--by Types of Services

1. The Audit Committee may pre-approve certain types of non-audit services to the Fund and its Service Affiliates pursuant to this Section C.

2. Annually, when the Audit Committee considers the Engagement of the Auditor, management of the Fund shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of non-audit services that the Fund may request from the Auditor during the fiscal year; and (b) a list of non-audit services directly impacting the funds' operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3. Lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4. The Audit committee's pre-approval of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed during the fiscal year.

5. A list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the auditor. Periodically, the Auditor will discuss with the Audit committee those non-audit services that have been or are being provided pursuant to this Section C.

D. Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates--on a Project -by-Project Basis

1. The Audit Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2. Management of the Fund may submit either to the Audit Committee or to their Designated Member a pre-approval request for one or more non-audit projects. The request shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.

3. The Audit Committee shall designate one or more of its members who are "not interested" Directors (each a "Designated Member") to consider any non-audit services to the Fund or any Service Affiliate, which have not been pre-approved by the Audit Committee. The Designated Member shall review, on behalf of the Audit Committee any proposed material change in the nature or extent of any non-audit services previously approved. The fund's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4. The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

a) Pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Fund or to a Service Affiliate; or

b) Refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member shall take into account all relevant matters.

5. The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for management of the Fund or Service Affiliate to utilize the auditor for the non-audit services which have been pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter will be presented to the full Audit Committee for its consideration and action.

E.   AMENDMENT; ANNUAL REVIEW

1.   The Audit Committee may amend these procedures from time to time.

2.   These procedures shall be reviewed annually by the Audit Committee.

F.   RECORD KEEPING

1. The Fund shall maintain a written record of all decisions made by the Audit Committee or the Designated Member pursuant to these procedures, together with appropriate supporting material.

2. A record of the approval of any non-audit service pursuant to the de minimis exception provided in the Rules shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3. A copy of these Procedures and any amendments shall be permanently maintained in an easily accessible place. Written records referred to in paragraphs 1 and 2 of this Section F shall be maintained for six years from the end of the fiscal year in which the actions were taken. They will be maintained in an easily accessible location for the first two years.



(e)(2) PERCENTAGE OF SERVICES REFERRED TO IN 4(B) - (4)(D) THAT WERE APPROVED BY THE AUDIT COMMITTEE:

100% of services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f) Percentage of hours expended on PwC's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than PwC's full-time, permanent employees.

Not applicable.

g) Non-Audit Fees: The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for year ended December 31, 2004 and $0 for year ended December 31, 2003.

   h)   Not applicable.

Item 5.  Audit Committee of Listed Registrant.

Not applicable because registrant's shares are not listed for trading on a national securities exchange.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Schedule I - Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item I of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for open-end investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures
(as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act
(17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics (filed herewith).
(a)(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and
Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
(a)(3) Not applicable.
(b)     Certification  pursuant to Rule 30a-2(b) under the 1940 Act and
Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCE CAPITAL I, INC.

By: /S/ ROBERT J. CAPPELLI
       Robert J. Cappelli, President & Treasurer

Date: March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ ROBERT J. CAPPELLI
       Robert J. Cappelli, President & Treasurer

Date:  March 7, 2005

By: /S/ CHRISTOPHER M. KOSTIZ
       Christopher M. Kostiz, Vice President

Date:  March 7, 2005

EXHIBIT INDEX

Exhibit No.	Description

(a)(1)	Code of Ethics (filed herewith).
(a)(2)	Certifications  pursuant to Section 302 of the
Sarbanes-Oxley Act of 2002.
(b)	Certification  pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002.